                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-04801
                                   ---------------------------------------------

                             SunAmerica Equity Funds
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

             Harborside 5, 185 Hudson Street, Jersey City, NJ 07311
--------------------------------------------------------------------------------
     (Address of principal executive offices)                   (Zip code)

                                 John T. Genoy
                             Senior Vice President
                        SunAmerica Asset Management, LLC
                                 Harborside 5,
                               185 Hudson Street,
                             Jersey City, NJ 07311
--------------------------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code: (201) 324-6414
                                                   -----------------------------

Date of fiscal year end: September 30
                        --------------------------

Date of reporting period:  September 30, 2018
                         -------------------------

Item 1. Reports to Stockholders

                                                             ANNUAL REPORT 2018

SUNAMERICA
Equity Funds

[PHOTO]





[LOGO]

                                 aig.com/funds

                        Table of Contents


          SHAREHOLDER LETTER......................................   2
          EXPENSE EXAMPLE.........................................   4
          STATEMENT OF ASSETS AND LIABILITIES.....................   6
          STATEMENT OF OPERATIONS.................................   7
          STATEMENT OF CHANGES IN NET ASSETS......................   8
          FINANCIAL HIGHLIGHTS....................................   9
          PORTFOLIO OF INVESTMENTS................................  11
          NOTES TO FINANCIAL STATEMENTS...........................  17
          REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.  28
          APPROVAL OF ADVISORY AGREEMENTS.........................  29
          TRUSTEE AND OFFICER INFORMATION.........................  33
          SHAREHOLDER TAX INFORMATION.............................  36
          COMPARISONS: FUNDS vs. INDICES..........................  37

        Shareholder Letter -- (unaudited)

Dear Shareholders,

We are pleased to present this annual report for the SunAmerica Equity Funds for the 12-month period ended September 30, 2018. From a broad perspective, it was a period wherein global equity markets advanced overall, despite their first quarterly loss in two years during the first quarter of 2018. The Japanese equities market was among the leading equity markets around the globe during the annual period, supported by robust economic activity within the nation.

As the annual period began with the fourth quarter of 2017, global equities posted positive results for the seventh consecutive quarter. Political concerns dominated headlines globally, while economic data across most major developed markets remained largely positive. Oil prices hit a two-year high following an extended OPEC supply-cut agreement through the end of 2018. The U.S. Federal Reserve (the "Fed") began implementing its balance sheet normalization+ strategy in October 2017 and raised the targeted federal funds rate by 25 basis points++ in December, citing labor market strength and a solid rate of economic growth. That said, the persistence of low inflation in developed countries confounded central bankers and increased anxiety over interest rate policy in light of a global acceleration in economic growth and low unemployment. In Japan, economic activity and business sentiment exceeded consensus estimates, even as inflation remained lackluster. Producer prices accelerated, and consumer confidence rose to its highest level since 2013.

During the first quarter of 2018, a sharp correction in global equity markets and a large spike in volatility were initially triggered by concerns about robust labor market data and escalating inflation risks in the U.S. and, in turn, market speculation of a faster pace of interest rate hikes. Fears of a global trade war further unsettled financial markets after the U.S. Administration imposed stiff tariffs on steel and aluminum and announced plans to implement tariffs on Chinese imports, while also enacting tighter restrictions on acquisitions and technology transfers. The Fed increased the targeted federal funds rate by another 25 basis points in March 2018, noting the U.S. economic outlook had strengthened in recent months. Geo-political tensions in Asia appeared to ease toward the end of the quarter after North Korea's leader pledged his commitment to denuclearization and agreed to meet with U.S. officials. Japan was among the worst performing markets during the quarter, amid a strong yen and a weakened risk appetite for export-oriented companies. In a milestone development, the U.K. reached a joint agreement with the European Union on the legal terms of a Brexit transition deal.

By mid-2018, global equities rebounded from the first calendar quarter's decline. During the second calendar quarter, trade concerns escalated, as the U.S. Administration threatened tariffs on European autos in response to the European Union's retaliatory tariffs on U.S. products. The U.S. also imposed additional levies on Chinese goods, and China responded with additional tariffs on U.S. products. Strong U.S. economic data gave the Fed confidence to raise interest rates in June 2018 and signal the potential for two additional rate increases later in the year. The People's Bank of China lowered its reserve-requirement ratio, the amount of cash banks must keep on reserve, in an effort to boost economic growth. In Japan, unemployment declined to its lowest level since 1992, and consumer sentiment firmed. Industrial production in Japan declined slightly, but its exports rose.

During the third quarter of 2018, global equity markets stabilized somewhat in the wake of robust U.S. economic data, while political uncertainty and trade concerns weighed on some regions. U.S. - China trade relations remained volatile, with tit-for-tat tariffs taking effect in September. Emerging markets volatility spiked after Turkey's financial crisis rattled global markets but then receded at the end of the quarter. Oil prices approached a four-year high amidst global supply uncertainties and strong global economic growth. Oil inventories declined after OPEC refrained from increasing output and as the first round of U.S. sanctions on Iran went into effect. The Fed, the Bank of England and the Bank of Canada each raised its respective interest rates, while the European Central Bank left its interest rates unchanged and reiterated its pledge to keep them low at least until the summer of 2019. The Japanese equity market was particularly strong on the back of expanding industrial production, inflation increasing toward the Bank of Japan's target rate, unemployment remaining low and retail sales gaining momentum. The Bank of Japan, however, left its policy rate unchanged.

Against this backdrop, international equities, as measured by the MSCI ACWI ex-U.S. (Net),/*/ posted a return of 1.76% in U.S. dollar terms for the 12-month period ended September 30, 2018. Japanese equities, as measured by the MSCI Japan Index (Net),/*/ posted more robust gains, generating a return of 10.20% in U.S. dollar terms for the same period. To compare, U.S. equities, as measured by the S&P 500(R) Index,/*/ returned 17.91%, and emerging market equities, as measured by the MSCI Emerging Markets Index (Net),/*/ returned -0.81% for the same 12-month period.

On the following pages, you will find financial statements and portfolio information for each of the SunAmerica Equity Funds during the annual period ended September 30, 2018.

Thank you for being a part of the SunAmerica Equity Funds. We value your ongoing confidence in us and look forward to serving your investment needs in the future. As always, if you have any questions regarding your investments, please contact your financial advisor or get in touch with us directly at 800-858-8850 or via our website, www.aig.com/funds.

Sincerely,

The SunAmerica Equity Funds Investment Professionals

         Timothy Pettee       Jun Oh               Timothy Campion
         Andrew Sheridan      Jane Algieri


--------
Past performance is no guarantee of future results.

+ Balance sheet normalization refers to the steps the Fed will take to reverse quantitative easing and reduce the substantial monetary accommodation it has provided to the economy since the financial crisis began in 2007.
++A basis point is 1/100/th/ of a percentage point.
* The Morgan Stanley Capital International All Country World Index (MSCI ACWI) ex-U.S. (Net) is a free float-adjusted market capitalization-weighted index designed to provide a broad measure of the global equity market performance of 45 developed and emerging markets throughout the world, excluding the U.S. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The MSCI Japan Index (Net) is a free float-adjusted market capitalization-weighted index that is designed to track the equity market performance of Japanese securities listed on Tokyo Stock Exchange, Osaka Stock Exchange, JASDAQ and Nagoya Stock Exchange. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The S&P 500 Index is Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of U.S. common stock prices. The MSCI Emerging Markets Index
  (Net) is a free float-adjusted market capitalization index that is designed to measure equity performance of emerging markets. It consists of 23 emerging market country indices. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. Indices are not managed and an investor cannot invest directly in an index.

        SunAmerica Equity Funds
        EXPENSE EXAMPLE -- September 30, 2018 -- (unaudited)

Disclosure of Portfolio Expenses in Shareholder Reports

As a shareholder of a Fund (each, a "Fund" and collectively, the "Funds") in the SunAmerica Equity Funds (the "Trust"), you may incur two types of costs:
(1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges and (2) ongoing costs, including management fees, distribution and service fees and other Fund expenses. The Example set forth below is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at April 1, 2018 and held until September 30, 2018.

Actual Expenses

The "Actual" section of the table provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the column under the heading entitled "Expenses Paid During the Period Ended September 30, 2018" to estimate the expenses you paid on your account during this period. For shareholder accounts, the "Expenses Paid During the Period Ended September 30, 2018" column and the "Annualized Expense Ratio" column do not include small account fees that may be charged if your account balance is below $500 ($250 for retirement plan accounts). In addition, the "Expenses Paid During the Period Ended September 30, 2018" column does not include administrative fees that may apply to qualified retirement plan accounts. See the Funds' prospectus, your retirement plan document and/or materials from your financial adviser, for a full description of these fees. Had these fees been included, the "Expenses Paid During the Period Ended September 30, 2018" column would have been higher and the "Ending Account Value" would have been lower.

Hypothetical Example for Comparison Purposes

The "Hypothetical" section of the table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. For shareholder accounts, the "Expenses Paid During the Period Ended September 30, 2018" column and the "Annualized Expense Ratio" column do not include small account fees that may be charged if your account balance is below $500 ($250 for retirement plan accounts). In addition, the "Expenses Paid During the Period Ended September 30, 2018" column does not include administrative fees that may apply to qualified retirement plan accounts. See the Funds' prospectus, your retirement plan document and/or materials from your financial adviser, for a full description of these fees. Had these fees been included, the "Expenses Paid During the Period Ended September 30, 2018" column would have been higher and the "Ending Account Value" would have been lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, including sales charges on purchase payments, contingent deferred sales charges, small account fees and administrative fees, if applicable to your account. Please refer to the Fund's prospectus, your retirement plan document and/or materials from your financial adviser, for more information. Therefore, the "Hypothetical" example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs and other fees were included, your costs would have been higher.

        SunAmerica Equity Funds
        EXPENSE EXAMPLE -- September 30, 2018 -- (unaudited) (continued)

                                                       Actual                                  Hypothetical
                                     ------------------------------------------ ------------------------------------------
                                                                                              Ending Account
                                                   Ending Account Expense Paid                 Value using   Expense Paid
                                                    Value Using    During the                 a Hypothetical  During the
                                       Beginning       Actual        Period       Beginning     5% Assumed      Period
                                     Account Value   Return at        Ended     Account Value   Return at        Ended
                                      at April 1,  September 30,  September 30,  at April 1,  September 30,  September 30,
Fund                                     2018           2018          2018          2018           2018          2018
----                                 ------------- -------------- ------------- ------------- -------------- -------------
AIG International Dividend Strategy
 Fund(2)
  Class A...........................   $1,000.00      $924.30        $ 9.17       $1,000.00     $1,015.54       $ 9.60
  Class C...........................   $1,000.00      $921.10        $12.28       $1,000.00     $1,012.28       $12.86
  Class W...........................   $1,000.00      $925.18        $ 8.20       $1,000.00     $1,016.55       $ 8.59
AIG Japan Fund(2)
  Class A...........................   $1,000.00      $962.87        $ 9.35       $1,000.00     $1,015.54       $ 9.60
  Class C...........................   $1,000.00      $958.28        $12.52       $1,000.00     $1,012.28       $12.86
  Class W...........................   $1,000.00      $964.11        $ 8.37       $1,000.00     $1,016.55       $ 8.59






                                     Annualized
                                      Expense
Fund                                  Ratio(1)
----                                 ----------
AIG International Dividend Strategy
 Fund(2)
  Class A...........................   1.90%
  Class C...........................   2.55%
  Class W...........................   1.70%
AIG Japan Fund(2)
  Class A...........................   1.90%
  Class C...........................   2.55%
  Class W...........................   1.70%

--------
(1)Expenses are equal to each Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 183 days divided by 365 days (to reflect the one-half year period). These ratios do not reflect transaction costs, including sales charges on purchase payments, contingent deferred sales charges, small account fees and administrative fees, if applicable to your account. Please refer to your Prospectus, your retirement plan documents and/or materials from your financial advisor for more information.
(2)During the stated period, the investment advisor either waived a portion of or all of the fees for the Funds or through recoupment provisions, recovered a portion of or all fees and expenses waived or reimbursed in the previous two fiscal years. As a result, if these fees and expenses had not been waived or assumed, the "Actual/Hypothetical Ending Account Value" would have been lower and the "Actual/Hypothetical Expenses Paid During the Period Ended September 30, 2018" and the "Expense Ratios" would have been higher. If these fees and expenses had not been recouped, the "Actual/Hypothetical Ending Account Value" would have been higher and the "Actual/Hypothetical Expenses Paid During the Period Ended September 30, 2018" and the annualized "Expense Ratio" would have been lower.

        SunAmerica Equity Funds
        STATEMENT OF ASSETS AND LIABILITIES -- September 30, 2018

                                                     AIG International
                                                         Dividend
                                                       Strategy Fund   AIG Japan Fund
                                                     ----------------- --------------
ASSETS:
Investments at value (unaffiliated)*................   $ 70,106,857     $25,070,354
Repurchase agreements (cost approximates value).....        468,000         216,000
Cash................................................            282             720
Foreign cash*.......................................        417,704               5
Receivable for:
 Fund shares sold...................................        121,470              25
 Dividends and interest.............................        377,782         171,882
 Investments sold...................................             --         293,414
Prepaid expenses and other assets...................          5,634           5,565
Due from investment adviser for expense
 reimbursements/fee waivers.........................         32,324          29,391
                                                       ------------     -----------
Total assets........................................     71,530,053      25,787,356
                                                       ------------     -----------
LIABILITIES:
Payable for:
 Fund shares redeemed...............................         19,509          11,729
 Investments purchased..............................             --         156,698
 Investment advisory and management fees............         58,434          23,707
 Distribution and service maintenance fees..........         23,630          10,430
 Transfer agent fees and expenses...................         16,763           6,281
 Trustees' fees and expenses........................            611             393
 Other accrued expenses.............................        174,266          91,335
                                                       ------------     -----------
Total liabilities...................................        293,213         300,573
                                                       ------------     -----------
Net Assets..........................................   $ 71,236,840     $25,486,783
                                                       ============     ===========
NET ASSETS REPRESENTED BY:
Shares of beneficial interest, $0.01 par value......   $     83,966     $    32,171
Paid-in capital.....................................    130,935,965      23,930,263
                                                       ------------     -----------
                                                        131,019,931      23,962,434
Total distributable earnings (loss).................    (59,783,091)      1,524,349
                                                       ------------     -----------
Net Assets..........................................   $ 71,236,840     $25,486,783
                                                       ============     ===========
*Cost
 Investments (unaffiliated).........................   $ 75,826,511     $26,080,163
                                                       ============     ===========
 Foreign cash.......................................   $    415,243     $         5
                                                       ============     ===========
Class A (unlimited shares authorized):
Net assets..........................................   $ 62,314,756     $18,949,141
Shares of beneficial interest issued and outstanding      7,273,848       2,357,517
Net asset value and redemption price per share......   $       8.57     $      8.04
Maximum sales charge (5.75% of offering price)......   $       0.52     $      0.49
                                                       ------------     -----------
Maximum offering price to public....................   $       9.09     $      8.53
                                                       ============     ===========
Class C (unlimited shares authorized):
Net assets..........................................   $  6,718,809     $ 6,225,319
Shares of beneficial interest issued and outstanding        865,788         820,768
Net asset value, offering and redemption price per
 share (excluding any applicable contingent
 deferred sales charge).............................   $       7.76     $      7.58
                                                       ============     ===========
Class W (unlimited shares authorized):
Net assets..........................................   $  2,203,275     $   312,323
Shares of beneficial interest issued and outstanding        257,010          38,773
Net asset value, offering and redemption price per
 share..............................................   $       8.57     $      8.06
                                                       ============     ===========

See Notes to Financial Statements

        SunAmerica Equity Funds
        STATEMENT OF OPERATIONS -- September 30, 2018

                                                                                        AIG International
                                                                                            Dividend
                                                                                          Strategy Fund   AIG Japan Fund
                                                                                        ----------------- --------------
INVESTMENT INCOME:
  Dividends (unaffiliated).............................................................   $  4,019,525     $   492,956
  Interest (unaffiliated)..............................................................            696           1,325
                                                                                          ------------     -----------
   Total investment income*............................................................      4,020,221         494,281
                                                                                          ------------     -----------
EXPENSES:
Investment advisory and management fees................................................        834,942         334,510
Distributionand service maintenance fees:
   Class A.............................................................................        237,133          76,351
   Class C.............................................................................         98,782          64,722
Servicefees:
   Class I+............................................................................            524              --
   Class W.............................................................................          7,135             764
Transferagent fees and expenses:
   Class A.............................................................................        170,857          50,509
   Class C.............................................................................         25,988          15,600
   Class I+............................................................................          1,227              --
   Class W.............................................................................         11,302           1,321
Registrationfees:
   Class A.............................................................................         20,854          17,479
   Class C.............................................................................         10,667          12,547
   Class I+............................................................................          1,699              --
   Class W.............................................................................         10,562          11,419
  Custodian and accounting fees........................................................         36,573          32,440
  Reports to shareholders..............................................................         78,440          20,579
  Audit and tax fees...................................................................         76,121          77,241
  Legal fees...........................................................................         56,536          41,476
  Trustees' fees and expenses..........................................................          4,803           1,635
  Interest expense.....................................................................            590              88
  Other expenses.......................................................................         23,456          18,091
                                                                                          ------------     -----------
   Total expenses before fee waivers, expense reimbursements, and expense recoupments..      1,708,191         776,772
   Net (Fees waived and expenses reimbursed)/recouped by investment adviser (Note 3)...        (66,702)       (183,013)
                                                                                          ------------     -----------
   Net expenses........................................................................      1,641,489         593,759
                                                                                          ------------     -----------
Net investment income (loss)...........................................................      2,378,732         (99,478)
                                                                                          ------------     -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on investments (unaffiliated)**...............................      7,424,981       4,286,400
Net realized foreign exchange gain (loss) on other assets and liabilities..............          2,316           1,754
                                                                                          ------------     -----------
Net realized gain (loss) on investments and foreign currencies.........................      7,427,297       4,288,154
                                                                                          ------------     -----------
Change in unrealized appreciation (depreciation) on investments (unaffiliated).........    (15,871,455)     (4,205,490)
Change in unrealized foreign exchange gain (loss) on other assets and liabilities......             41            (477)
Change in accrued capital gains tax on unrealized appreciation (depreciation)..........         47,169              --
                                                                                          ------------     -----------
Net unrealized gain (loss) on investments and foreign currencies.......................    (15,824,245)     (4,205,967)
                                                                                          ------------     -----------
Net realized and unrealized gain (loss) on investments and foreign currencies..........     (8,396,948)         82,187
                                                                                          ------------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS........................   $ (6,018,216)    $   (17,291)
                                                                                          ============     ===========
* Net of foreign withholding taxes on interest and dividends of........................   $    378,176     $    56,326
                                                                                          ============     ===========
** Net of foreign withholding taxes on capital gains of................................   $     42,935     $        --
                                                                                          ============     ===========

--------
+  See Note 1

See Notes to Financial Statements

        SunAmerica Equity Funds
        STATEMENT OF CHANGES IN NET ASSETS -- September 30, 2018

                                                                                                     AIG International
                                                                                                          Dividend
                                                                                                       Strategy Fund
                                                                                                ---------------------------
                                                                                                For the year   For the year
                                                                                                    ended          ended
                                                                                                September 30,  September 30,
                                                                                                    2018           2017
                                                                                                -------------  -------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
 Net investment income (loss)..................................................................    $2,378,732   $ 2,805,195
 Net realized gain (loss) on investments and foreign currencies................................     7,427,297      (758,833)
 Net unrealized gain (loss) on investments and foreign currencies..............................  (15,824,245)     9,359,344
                                                                                                -------------   -----------
Net increase (decrease) in net assets resulting from operations................................    (6,018,216)   11,405,706
                                                                                                -------------   -----------

Distributions to shareholders from:(1)
 Distributable earnings (Class A)..............................................................   (2,032,857)    (2,312,658)
 Distributable earnings (Class C)..............................................................     (227,075)      (401,325)
 Distributable earnings (Class I)++............................................................       (4,650)        (8,541)
 Distributable earnings (Class W)..............................................................     (126,742)      (206,258)
                                                                                                -------------   -----------
Total distributions to shareholders............................................................   (2,391,324)    (2,928,782)
                                                                                                -------------   -----------
Net increase (decrease) in net assets resulting from capital share transactions (Note 6).......  (12,539,781)    (6,007,193)
                                                                                                -------------   -----------
Total increase (decrease) in net assets........................................................  (20,949,321)     2,469,731

NET ASSETS:
Beginning of period............................................................................ $  92,186,161   $89,716,430
                                                                                                -------------   -----------
End of period+................................................................................. $  71,236,840   $92,186,161
                                                                                                =============   ===========


                                                                                                      AIG Japan Fund
                                                                                                --------------------------
                                                                                                For the year  For the year
                                                                                                    ended         ended
                                                                                                September 30, September 30,
                                                                                                    2018          2017
                                                                                                ------------- -------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
 Net investment income (loss)..................................................................  $   (99,478) $   (112,692)
 Net realized gain (loss) on investments and foreign currencies................................    4,288,154     3,548,131
 Net unrealized gain (loss) on investments and foreign currencies..............................   (4,205,967)    1,822,899
                                                                                                 -----------  ------------
Net increase (decrease) in net assets resulting from operations................................      (17,291)    5,258,338
                                                                                                 -----------  ------------

Distributions to shareholders from:(1)
 Distributable earnings (Class A)..............................................................   (1,695,027)     (133,702)
 Distributable earnings (Class C)..............................................................     (434,048)       (1,525)
 Distributable earnings (Class I)++............................................................           --            --
 Distributable earnings (Class W)..............................................................      (49,128)           --
                                                                                                 -----------  ------------
Total distributions to shareholders............................................................   (2,178,203)     (135,227)
                                                                                                 -----------  ------------
Net increase (decrease) in net assets resulting from capital share transactions (Note 6).......   (1,255,132)  (12,866,375)
                                                                                                 -----------  ------------
Total increase (decrease) in net assets........................................................   (3,450,626)   (7,743,264)

NET ASSETS:
Beginning of period............................................................................  $28,937,409  $ 36,680,673
                                                                                                 -----------  ------------
End of period+.................................................................................  $25,486,783  $ 28,937,409
                                                                                                 ===========  ============

--------
++ See Note 1
(1)The prior year amounts have been restated to reflect the adoption of amendments to Rule 6-09.3 of Regulation S-X. Below are the amounts as stated in the September 30, 2017 annual report.

  Distributions to shareholders from:
   Net investment income (Class A).............................................................   $(2,312,658)
   Net investment income (Class C).............................................................      (401,325)
   Net investment income (Class I).............................................................        (8,541)
   Net investment income (Class W).............................................................      (206,258)
   Net realized gain on securities (Class A)...................................................            --
   Net realized gain on securities (Class C)...................................................            --
   Net realized gain on securities (Class I)...................................................            --
   Net realized gain on securities (Class W) ..................................................            --
                                                                                                  -----------
  Total distributions to shareholders..........................................................   $(2,928,782)
                                                                                                  ===========

  Distributions to shareholders from:
   Net investment income (Class A)............................................................. $(133,702)
   Net investment income (Class C).............................................................    (1,525)
   Net investment income (Class I).............................................................        --
   Net investment income (Class W).............................................................        --
   Net realized gain on securities (Class A)...................................................        --
   Net realized gain on securities (Class C)...................................................        --
   Net realized gain on securities (Class I)...................................................        --
   Net realized gain on securities (Class W) ..................................................        --
                                                                                                ---------
  Total distributions to shareholders.......................................................... $(135,227)
                                                                                                =========

See Notes to Financial Statements

        SunAmerica Equity Funds
        FINANCIAL HIGHLIGHTS

                                                          AIG INTERNATIONAL DIVIDEND STRATEGY FUND
                                                          ----------------------------------------
                                         Net gain
                                         (loss) on
                      Net               investments                       Distri-          Net                 Net
                     Asset      Net        (both               Dividends  butions         Asset              Assets
                     Value   investment  realized   Total from  from net   from    Total  Value              end of
                   beginning   income       and     investment investment capital distri- end of   Total     period
   Period Ended    of period (loss)(1)  unrealized) operations   income    gains  butions period Return(2)   (000's)
------------------ --------- ---------- ----------- ---------- ---------- ------- ------- ------ ---------   --------
                                                                          Class A
-
09/30/14            $11.41     $0.40      $(0.14)     $ 0.26     $(0.34)    $--   $(0.34) $11.33    2.20%    $162,284
09/30/15             11.33      0.23       (3.29)      (3.06)     (0.22)     --    (0.22)   8.05  (27.24)      71,969
09/30/16              8.05      0.21        0.54        0.75      (0.17)     --    (0.17)   8.63    9.49(6)    68,775
09/30/17              8.63      0.30        0.91        1.21      (0.31)     --    (0.31)   9.53   14.11       72,696
09/30/18              9.53      0.27       (0.95)      (0.68)     (0.28)     --    (0.28)   8.57   (7.18)      62,315
                                                                          Class C
-
09/30/14             10.45      0.30       (0.13)       0.17      (0.27)     --    (0.27)  10.35    1.56       46,349
09/30/15             10.35      0.16       (3.01)      (2.85)     (0.16)     --    (0.16)   7.34  (27.70)      22,445
09/30/16              7.34      0.14        0.49        0.63      (0.12)     --    (0.12)   7.85    8.73(6)    15,182
09/30/17              7.85      0.21        0.83        1.04      (0.25)     --    (0.25)   8.64   13.40       13,126
09/30/18              8.64      0.17       (0.84)      (0.67)     (0.21)     --    (0.21)   7.76   (7.80)       6,719
                                                                          Class W
-
01/29/15*-09/30/15    9.80      0.27       (1.84)      (1.57)     (0.19)     --    (0.19)   8.04  (16.23)(7)   10,644
09/30/16              8.04      0.21        0.57        0.78      (0.19)     --    (0.19)   8.63    9.83(6)     5,500
09/30/17              8.63      0.32        0.90        1.22      (0.32)     --    (0.32)   9.53   14.33        6,099
09/30/18              9.53      0.29       (0.96)      (0.67)     (0.29)     --    (0.29)   8.57   (7.06)       2,203



                  Ratio
                 of net
 Ratio of      investment
 expenses     income (loss)
to average     to average    Portfolio
net assets     net assets    Turnover
----------    -------------  ---------


   1.90%(3)       3.47%(3)       80%
   1.88(3)        2.31(3)       160
   1.90(3)(5)     2.61(3)        80
   1.90(3)        3.28(3)        22
   1.90(3)        2.97(3)        59


   2.55(3)        2.85(3)        80%
   2.55(3)        1.69(3)       160
   2.55(3)(5)     1.78(3)        80
   2.55(3)        2.48(3)        22
   2.55(3)        1.95(3)        59


   1.70(3)(4)     3.98(3)(4)    160%
   1.70(3)(5)     2.50(3)        80
   1.70(3)        3.55(3)        22
   1.70(3)        2.98(3)        59

--------
*  Commencement of Operations.
(1)Calculated based upon average shares outstanding.
(2)Total return does not reflect sales load. Total return does include expense reimbursements (recoupments).
(3)Net of the following expense reimbursements (recoupments) (based on average net assets) (See Note 3):

                                             09/30/14 09/30/15 09/30/16 09/30/17 09/30/18
                                             -------- -------- -------- -------- --------
AIG International Dividend Strategy Class A.  (0.09)%  (0.01)%   0.03%   (0.02)%   0.06%
AIG International Dividend Strategy Class C.  (0.05)   (0.02)    0.08     0.08     0.12
AIG International Dividend Strategy Class W.     --     0.20     0.15     0.17     0.22

(4)Annualized
(5)Excludes a one time reimbursement the Fund received for custody expenses paid in the prior years. If the reimbursement had been applied, the ratio of expenses to the average net assets would have been 1.68%, 2.35% and 1.51% for Class A, Class C and Class W, respectively.
(6)The Fund's performance figure was increased by 0.25%, 0.28%, 0.25% for Class A, Class C and Class W, respectively, for a reimbursement of custody expenses from prior years.
(7)Total return is not annualized.

See Notes to Financial Statements

        SunAmerica Equity Funds
        FINANCIAL HIGHLIGHTS -- (continued)


                                                                     AIG JAPAN FUND
                                                                     --------------
                                         Net gain
                                         (loss) on
                      Net               investments                       Distri-          Net                Net
                     Asset      Net        (both               Dividends  butions         Asset             Assets    Ratio of
                     Value   investment  realized   Total from  from net   from    Total  Value             end of    expenses
                   beginning   income       and     investment investment capital distri- end of   Total    period   to average
   Period Ended    of period (loss)(1)  unrealized) operations   income    gains  butions period Return(2)  (000's) net assets(3)
------------------ --------- ---------- ----------- ---------- ---------- ------- ------- ------ ---------  ------- -------------
                                                                         Class A
-
09/30/14             $8.10     $(0.01)    $ 0.37      $ 0.36     $(0.15)  $(0.58) $(0.73) $7.73     4.81%   $35,178     1.90%
09/30/15              7.73      (0.03)     (0.36)      (0.39)     (0.05)   (0.58)  (0.63)  6.71    (4.91)    32,241     1.90
09/30/16              6.71       0.00       0.75        0.75         --    (0.22)  (0.22)  7.24    11.26     30,895     1.90
09/30/17              7.24      (0.02)      1.44        1.42      (0.04)      --   (0.04)  8.62    19.69     23,423     1.90
09/30/18              8.62      (0.02)      0.09        0.07      (0.08)   (0.57)  (0.65)  8.04     0.34     18,949     1.90
                                                                         Class C
-
09/30/14              7.84      (0.05)      0.34        0.29      (0.12)   (0.58)  (0.70)  7.43     4.07      4,542     2.55
09/30/15              7.43      (0.07)     (0.35)      (0.42)     (0.01)   (0.58)  (0.59)  6.42    (5.52)     7,343     2.55
09/30/16              6.42      (0.05)      0.72        0.67         --    (0.22)  (0.22)  6.87    10.50      5,785     2.55
09/30/17              6.87      (0.07)      1.37        1.30      (0.00)      --   (0.00)  8.17    18.96      5,274     2.55
09/30/18              8.17      (0.06)      0.07        0.01      (0.03)   (0.57)  (0.60)  7.58    (0.37)     6,225     2.55
                                                                         Class W
-
04/20/17*-09/30/17    7.72       0.06       0.85        0.91         --       --      --   8.63    11.79(5)     241     1.70(4)
09/30/18              8.63      (0.00)      0.09        0.09      (0.09)   (0.57)  (0.66)  8.06     0.57        312     1.70



    Ratio
   of net
 investment
income (loss)
 to average   Portfolio
net assets(3) Turnover
------------- ---------


    (0.19)%      111%
    (0.46)       144
     0.01        151
    (0.28)       115
    (0.22)       101


    (0.65)       111%
    (0.95)       144
    (0.78)       151
    (0.89)       115
    (0.77)       101


     1.80(4)     115%
    (0.03)       101

--------
*  Commencement of Operations.
(1)Calculated based upon average shares outstanding.
(2)Total return does not reflect sales load. Total return does include expense reimbursements (recoupments).
(3)Net of the following expense reimbursements (based on average net assets) (See Note 3):

                                         09/30/14 09/30/15 09/30/16 09/30/17  09/30/18
                                         -------- -------- -------- --------  --------
AIG Japan Class A.......................   0.29%    0.24%    0.41%    0.55%     0.56%
AIG Japan Class C.......................   0.84     0.50     0.56     0.75      0.70
AIG Japan Class W.......................     --       --       --    17.99(4)   2.75

(4)Annualized
(5)Total return is not annualized.

See Notes to Financial Statements

        AIG International Dividend Strategy Fund
        PORTFOLIO PROFILE -- September 30, 2018 -- (unaudited)

Industry Allocation*

                  Medical-Drugs........................  8.9%
                  Food-Retail..........................  8.2
                  Cellular Telecom.....................  6.8
                  Building-Residential/Commercial......  6.1
                  Metal-Diversified....................  4.6
                  Telephone-Integrated.................  3.9
                  Real Estate Operations & Development.  3.8
                  Auto-Cars/Light Trucks...............  3.8
                  Television...........................  3.6
                  Tobacco..............................  3.5
                  Oil Companies-Integrated.............  3.0
                  Computers............................  2.9
                  Metal Processors & Fabrication.......  2.6
                  Fisheries............................  2.6
                  Electronic Components-Misc...........  2.3
                  Machinery-General Industrial.........  2.2
                  Aerospace/Defense....................  2.1
                  Cosmetics & Toiletries...............  2.1
                  Power Converter/Supply Equipment.....  2.0
                  Diversified Manufacturing Operations.  2.0
                  Telecom Services.....................  1.9
                  Coal.................................  1.9
                  Advertising Services.................  1.9
                  Steel-Producers......................  1.8
                  Retail-Building Products.............  1.8
                  Gas-Distribution.....................  1.8
                  Advertising Agencies.................  1.7
                  Metal-Iron...........................  1.5
                  Human Resources......................  1.5
                  Insurance-Multi-line.................  1.5
                  Oil Refining & Marketing.............  1.4
                  Retail-Jewelry.......................  1.4
                  Chemicals-Diversified................  1.3
                  Repurchase Agreements................  0.7
                                                        ----
                                                        99.1%
                                                        ====

Country Allocation*

                 United Kingdom.......................... 24.1%
                 France.................................. 12.1
                 Australia...............................  8.3
                 China...................................  7.1
                 Turkey..................................  5.7
                 Hong Kong...............................  5.0
                 Taiwan..................................  4.9
                 Germany.................................  3.7
                 Japan...................................  3.6
                 Switzerland.............................  3.6
                 Netherlands.............................  2.7
                 Norway..................................  2.6
                 Finland.................................  2.2
                 Russia..................................  2.2
                 Canada..................................  1.9
                 Jersey..................................  1.7
                 Cayman Islands..........................  1.6
                 South Africa............................  1.6
                 Brazil..................................  1.5
                 Denmark.................................  1.4
                 Spain...................................  0.9
                 United States...........................  0.7
                                                          ----
                                                          99.1%
                                                          ====

--------
*Calculated as a percentage of net assets

        AIG International Dividend Strategy Fund
        PORTFOLIO OF INVESTMENTS -- September 30, 2018


                                                            Value
                  Security Description           Shares    (Note 2)
           COMMON STOCKS -- 98.4%
           Australia -- 8.3%
             Fortescue Metals Group, Ltd.......   388,632 $1,101,217
             Rio Tinto, Ltd....................    30,025  1,709,373
             Telstra Corp., Ltd................   572,368  1,319,818
             Wesfarmers, Ltd...................    49,550  1,785,488
                                                          ----------
                                                           5,915,896
                                                          ----------
           Bermuda -- 0.0%
             Peace Mark Holdings, Ltd.+(1)(2)..   800,000          0
                                                          ----------
           Brazil -- 1.5%
             BB Seguridade Participacoes SA....   173,074  1,032,817
                                                          ----------
           Canada -- 1.9%
             BCE, Inc..........................    33,549  1,359,207
                                                          ----------
           Cayman Islands -- 1.6%
             Country Garden Holdings Co., Ltd..   932,000  1,175,068
                                                          ----------
           China -- 7.1%
             China Petroleum & Chemical Corp... 2,092,000  2,095,113
             China Vanke Co., Ltd..............   476,400  1,576,164
             Yanzhou Coal Mining Co., Ltd...... 1,168,000  1,353,256
                                                          ----------
                                                           5,024,533
                                                          ----------
           Denmark -- 1.4%
             Pandora A/S.......................    15,875    991,369
                                                          ----------
           Finland -- 2.2%
             Kone Oyj, Class B.................    29,593  1,581,200
                                                          ----------
           France -- 12.1%
             Carrefour SA......................    77,555  1,485,747
             Orange SA.........................    95,659  1,525,477
             Publicis Groupe SA................    22,438  1,341,139
             Renault SA........................    15,952  1,379,820
             Sanofi............................    15,781  1,402,773
             Schneider Electric SE.............    18,006  1,448,777
                                                          ----------
                                                           8,583,733
                                                          ----------
           Germany -- 3.7%
             ProSiebenSat.1 Media SE...........    45,980  1,194,225
             Siemens AG........................    11,123  1,424,971
                                                          ----------
                                                           2,619,196
                                                          ----------
           Hong Kong -- 5.0%
             China Mobile, Ltd.................   154,500  1,522,629
             Lenovo Group, Ltd................. 2,838,000  2,073,663
                                                          ----------
                                                           3,596,292
                                                          ----------
           Japan -- 3.6%
             Japan Tobacco, Inc................    47,900  1,250,408
             Subaru Corp.......................    43,400  1,329,273
                                                          ----------
                                                           2,579,681
                                                          ----------
           Jersey -- 1.7%
             WPP PLC...........................    84,350  1,236,296
                                                          ----------
           Netherlands -- 2.7%
             Koninklijke Ahold Delhaize NV.....    83,808  1,921,780
                                                          ----------
           Norway -- 2.6%
             Marine Harvest ASA................    79,219  1,835,262
                                                          ----------
           Russia -- 2.2%
             MMC Norilsk Nickel PJSC ADR.......    91,048  1,575,130
                                                          ----------

                                                        Shares/
                                                       Principal    Value
                Security Description                    Amount     (Note 2)
  South Africa -- 1.6%
    Vodacom Group, Ltd...............................    131,336  $ 1,169,567
                                                                  -----------
  Spain -- 0.9%
    Distribuidora Internacional de Alimentacion
     SA..............................................    268,658      623,851
                                                                  -----------
  Switzerland -- 3.6%
    Adecco Group AG..................................     20,115    1,056,376
    Roche Holding AG.................................      6,135    1,486,240
                                                                  -----------
                                                                    2,542,616
                                                                  -----------
  Taiwan -- 4.9%
    AU Optronics Corp................................  3,913,000    1,653,218
    Catcher Technology Co., Ltd......................    168,000    1,848,754
                                                                  -----------
                                                                    3,501,972
                                                                  -----------
  Turkey -- 5.7%
    Eregli Demir ve Celik Fabrikalari TAS............    721,061    1,317,841
    Petkim Petrokimya Holding AS.....................  1,025,281      908,892
    Tupras Turkiye Petrol Rafinerileri AS............     45,836    1,019,236
    Turkcell Iletisim Hizmetleri AS..................    439,228      839,869
                                                                  -----------
                                                                    4,085,838
                                                                  -----------
  United Kingdom -- 24.1%
    AstraZeneca PLC..................................     23,578    1,832,524
    BAE Systems PLC..................................    184,997    1,518,606
    Barratt Developments PLC.........................    190,115    1,405,003
    Berkeley Group Holdings PLC......................     31,429    1,507,086
    BT Group PLC.....................................    411,504    1,208,407
    Centrica PLC.....................................    624,736    1,261,321
    GlaxoSmithKline PLC..............................     78,487    1,572,146
    Imperial Brands PLC..............................     36,690    1,277,319
    ITV PLC..........................................    668,722    1,375,840
    Kingfisher PLC...................................    391,376    1,316,109
    Persimmon PLC....................................     45,247    1,394,758
    Unilever PLC.....................................     27,050    1,486,434
                                                                  -----------
                                                                   17,155,553
                                                                  -----------
  Total Long-Term Investment Securities
     (cost $75,826,511)..............................              70,106,857
                                                                  -----------
  REPURCHASE AGREEMENTS -- 0.7%
    Agreement with Fixed Income Clearing Corp.,
     bearing interest at 0.42%, dated 09/28/2018,
     to be repurchased 10/01/2018 in the amount
     of $468,016 collateralized by $490,000 of
     United States Treasury Notes, bearing interest
     at 3.00% due 11/15/2044 and having an
     approximate value of $479,457
     (cost $468,000)................................. $  468,000      468,000
                                                                  -----------
  TOTAL INVESTMENTS --
     (cost $76,294,511)(3)...........................       99.1%  70,574,857
  Other assets less liabilities......................        0.9      661,983
                                                      ----------  -----------
  NET ASSETS --                                            100.0% $71,236,840
                                                      ==========  ===========

--------
+    Non-income producing security
(1)  Securities classified as Level 3 (see Note 2).
(2) Illiquid security. At September 30, 2018, the aggregate value of these securities was $0 representing 0.0% of net assets.
(3)  See Note 5 for cost of investments on a tax basis.
ADR -- AmericanDepositary Receipt

        AIG International Dividend Strategy Fund
        PORTFOLIO OF INVESTMENTS -- September 30, 2018 -- (continued)


The following is a summary of the inputs used to value the Funds's net assets as of September 30, 2018 (see Note 2):

                            Level 1 -- Unadjusted Level 2 -- Other  Level 3 -- Significant
                                Quoted Prices     Observable Inputs  Unobservable Inputs      Total
                            --------------------- ----------------- ---------------------- -----------
ASSETS:
Investments at Value:*
Common Stocks:
  Bermuda..................      $        --          $     --               $ 0           $         0
  Other Countries..........       70,106,857                --                --            70,106,857
Repurchase Agreements......               --           468,000                --               468,000
                                 -----------          --------               ---           -----------
Total Investments at Value.      $70,106,857          $468,000               $ 0           $70,574,857
                                 ===========          ========               ===           ===========

--------
* For a detailed presentation of investments, please refer to the Portfolio of Investments.

The Fund's policy is to recognize transfers between Levels as of the end of the reporting period. There were no transfers between Levels during the reporting period.

At the beginning and end of the reporting period, Level 3 investments in securities were not considered a material portion of the Fund.

See Notes to Financial Statements

        AIG Japan Fund
        PORTFOLIO PROFILE -- September 30, 2018 -- (unaudited)

Industry Allocation*

                  Electronic Components-Misc............ 13.7%
                  Auto/Truck Parts & Equipment-Original.  9.4
                  Rubber-Tires..........................  6.5
                  Diversified Banking Institutions......  5.2
                  Entertainment Software................  4.7
                  Telephone-Integrated..................  4.2
                  Medical Products......................  4.2
                  Chemicals-Specialty...................  4.1
                  Food-Retail...........................  3.1
                  Aerospace/Defense.....................  3.1
                  Chemicals-Diversified.................  2.9
                  Motorcycle/Motor Scooter..............  2.7
                  Tobacco...............................  2.5
                  Food-Misc./Diversified................  2.5
                  Electronic Components-Semiconductors..  2.4
                  Real Estate Management/Services.......  2.2
                  Insurance-Property/Casualty...........  2.1
                  Finance-Consumer Loans................  2.0
                  Retail-Catalog Shopping...............  1.9
                  Metal-Diversified.....................  1.8
                  Steel-Producers.......................  1.8
                  Computer Services.....................  1.7
                  Photo Equipment & Supplies............  1.6
                  Machinery-Electrical..................  1.5
                  Transport-Marine......................  1.5
                  Industrial Automated/Robotic..........  1.4
                  Building-Maintenance & Services.......  1.4
                  Medical-Drugs.........................  1.1
                  Distribution/Wholesale................  1.1
                  Building & Construction-Misc..........  1.0
                  Food-Confectionery....................  1.0
                  Transport-Rail........................  0.9
                  Repurchase Agreements.................  0.8
                  Web Portals/ISP.......................  0.8
                  Retail-Discount.......................  0.4
                                                         ----
                                                         99.2%
                                                         ====

Country Allocation*

                              Japan......... 98.4%
                              United States.  0.8
                                             ----
                                             99.2%
                                             ====

--------
*Calculated as a percentage of net assets

        AIG Japan Fund
        PORTFOLIO OF INVESTMENTS -- September 30, 2018


                                                             Value
                    Security Description           Shares   (Note 2)
           COMMON STOCKS -- 98.4%
           Aerospace/Defense -- 3.1%
             Kawasaki Heavy Industries, Ltd.......  27,550 $  777,132
                                                           ----------
           Auto/Truck Parts & Equipment-Original -- 9.4%
             NGK Insulators, Ltd..................  69,301  1,143,021
             Sumitomo Electric Industries, Ltd....  68,389  1,072,604
             Toyota Industries Corp...............   3,143    185,891
                                                           ----------
                                                            2,401,516
                                                           ----------
           Building & Construction-Misc. -- 1.0%
             Hazama Ando Corp.....................  32,839    250,584
                                                           ----------
           Building-Maintenance & Services -- 1.4%
             Kyoritsu Maintenance Co., Ltd........   8,635    365,175
                                                           ----------
           Chemicals-Diversified -- 2.9%
             Hitachi Chemical Co., Ltd............  26,823    546,044
             Tokuyama Corp........................   7,272    197,769
                                                           ----------
                                                              743,813
                                                           ----------
           Chemicals-Specialty -- 4.1%
             Shin-Etsu Chemical Co., Ltd..........  11,850  1,049,729
                                                           ----------
           Computer Services -- 1.7%
             Fujitsu, Ltd.........................   6,037    430,160
                                                           ----------
           Distribution/Wholesale -- 1.1%
             Trusco Nakayama Corp.................   9,708    268,717
                                                           ----------
           Diversified Banking Institutions -- 5.2%
             Mitsubishi UFJ Financial Group, Inc.. 210,396  1,313,077
                                                           ----------
           Electronic Components-Misc. -- 13.7%
             Fujitsu General, Ltd.................  31,115    522,235
             Hitachi High-Technologies Corp.......  18,182    626,496
             Hitachi Maxell, Ltd..................  32,723    512,647
             Kyocera Corp.........................  12,185    731,400
             Minebea Mitsumi, Inc.................  26,903    487,768
             Murata Manufacturing Co., Ltd........   3,898    599,178
                                                           ----------
                                                            3,479,724
                                                           ----------
           Electronic Components-Semiconductors -- 2.4%
             Rohm Co., Ltd........................   8,412    613,020
                                                           ----------
           Entertainment Software -- 4.7%
             DeNA Co., Ltd........................  37,587    663,942
             Nexon Co., Ltd.+.....................  40,333    527,148
                                                           ----------
                                                            1,191,090
                                                           ----------
           Finance-Consumer Loans -- 2.0%
             Acom Co., Ltd........................ 128,124    516,465
                                                           ----------
           Food-Confectionery -- 1.0%
             Ezaki Glico Co., Ltd.................   4,933    242,265
                                                           ----------
           Food-Misc./Diversified -- 2.5%
             Ajinomoto Co., Inc...................  37,653    646,384
                                                           ----------
           Food-Retail -- 3.1%
             Seven & i Holdings Co., Ltd..........  17,479    778,417
                                                           ----------
           Industrial Automated/Robotic -- 1.4%
             THK Co., Ltd.........................  14,381    366,043
                                                           ----------
           Insurance-Property/Casualty -- 2.1%
             Tokio Marine Holdings, Inc...........  10,882    539,886
                                                           ----------
           Machinery-Electrical -- 1.5%
             Mitsubishi Electric Corp.............  28,280    387,413
                                                           ----------
           Medical Products -- 4.2%
             Nipro Corp...........................  77,793  1,063,988
                                                           ----------

                                                         Shares/
                                                        Principal   Value
                  Security Description                   Amount    (Note 2)
   Medical-Drugs -- 1.1%
     Ono Pharmaceutical Co., Ltd.......................   10,284  $   290,997
                                                                  -----------
   Metal-Diversified -- 1.8%
     Mitsui Mining & Smelting Co., Ltd.................   15,958      462,083
                                                                  -----------
   Miscellaneous Manufacturing -- 0.0%
     Peace Mark Holdings, Ltd.+(1)(2)..................    8,000            0
                                                                  -----------
   Motorcycle/Motor Scooter -- 2.7%
     Yamaha Motor Co., Ltd.............................   24,634      690,541
                                                                  -----------
   Photo Equipment & Supplies -- 1.6%
     FUJIFILM Holdings Corp............................    8,993      404,851
                                                                  -----------
   Real Estate Management/Services -- 2.2%
     Mitsubishi Estate Co., Ltd........................   32,260      548,551
                                                                  -----------
   Retail-Catalog Shopping -- 1.9%
     ASKUL Corp........................................   16,455      493,853
                                                                  -----------
   Retail-Discount -- 0.4%
     Seria Co., Ltd....................................    2,694       95,317
                                                                  -----------
   Rubber-Tires -- 6.5%
     Toyo Tire & Rubber Co., Ltd.......................   92,472    1,665,993
                                                                  -----------
   Steel-Producers -- 1.8%
     JFE Holdings, Inc.................................   19,810      454,539
                                                                  -----------
   Telephone-Integrated -- 4.2%
     Nippon Telegraph & Telephone Corp.................   13,922      628,830
     SoftBank Group Corp...............................    4,451      449,331
                                                                  -----------
                                                                    1,078,161
                                                                  -----------
   Tobacco -- 2.5%
     Japan Tobacco, Inc................................   24,814      647,759
                                                                  -----------
   Transport-Marine -- 1.5%
     Nippon Yusen KK...................................   19,719      370,881
                                                                  -----------
   Transport-Rail -- 0.9%
     Seibu Holdings, Inc...............................   12,646      227,388
                                                                  -----------
   Web Portals/ISP -- 0.8%
     Yahoo Japan Corp..................................   59,683      214,842
                                                                  -----------
   Total Long-Term Investment Securities
      (cost $26,080,163)...............................            25,070,354
                                                                  -----------
   REPURCHASE AGREEMENTS -- 0.8%
     Agreement with Fixed Income Clearing Corp.,
      bearing interest at 0.42%, dated 09/28/2018, to
      be repurchased 10/01/2018 in the amount of
      $216,008 collateralized by $225,000 of United
      States Treasury Notes, bearing interest at
      2.13% due 08/15/2044 and having an
      approximate value of $223,468
      (cost $216,000).................................. $216,000      216,000
                                                                  -----------
   TOTAL INVESTMENTS
      (cost $26,296,163)(3)............................     99.2%  25,286,354
   Other assets less liabilities.......................      0.8      200,429
                                                        --------  -----------
   NET ASSETS                                              100.0% $25,486,783
                                                        ========  ===========

--------
+  Non-income producing security
(1)Securities classified as Level 3 (see Note 2).
(2)Illiquid security. At September 30, 2018, the aggregate value of these securities was $0 representing 0.0% of net assets.
(3)See Note 5 for cost of investments on a tax basis.

        AIG Japan Fund
        PORTFOLIO OF INVESTMENTS -- September 30, 2018 -- (continued)


The following is a summary of the inputs used to value the Portfolio's net assets as of September 30, 2018 (see Note 2):

                               Level 1 -- Unadjusted Level 2 -- Other  Level 3 -- Significant
                                   Quoted Prices     Observable Inputs  Unobservable Inputs      Total
                               --------------------- ----------------- ---------------------- -----------
ASSETS:
Investments at Value:*
Common Stocks:
  Miscellaneous Manufacturing.      $        --          $     --               $ 0           $         0
  Other Industries............       25,070,354                --                --            25,070,354
Repurchase Agreements.........               --           216,000                --               216,000
                                    -----------          --------               ---           -----------
Total Investments at Value....      $25,070,354          $216,000               $ 0           $25,286,354
                                    ===========          ========               ===           ===========

--------
* For a detailed presentation of investments, please refer to the Portfolio of Investments.

The Fund's policy is to recognize transfers between Levels as of the end of the reporting period. There were no transfers between Levels during the reporting period.

At the beginning and end of the reporting period, Level 3 investments in securities were not considered a material portion of the Fund.

See Notes to Financial Statements

        SunAmerica Equity Funds
        NOTES TO FINANCIAL STATEMENTS -- September 30, 2018

Note 1. Organization

   SunAmerica Equity Funds is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and was organized as a Massachusetts business trust (the "Trust" or "Equity Funds") on June 18, 1986. It currently consists of two different funds (each, a "Fund" and collectively, the "Funds"). Each Fund is a separate series of the Trust with a distinct objective and/or strategy. Each Fund is advised and/or managed by SunAmerica Asset Management, LLC (the "Adviser" or "SunAmerica"). An investor may invest in one or more of the following Funds: AIG International Dividend Strategy Fund ("International Dividend Strategy Fund"), or AIG Japan Fund ("Japan Fund"). The Funds are considered to be separate entities for financial and tax reporting purposes.

   The investment objective and principal investment techniques for each of the Funds are as follows:

   International Dividend Strategy Fund seeks total return by employing a "buy and hold" strategy to identify approximately 50 to 100 high dividend yielding equity securities selected annually from the MSCI ACWI ex-U.S. Index. At least 80% of the Fund's net assets, plus any borrowing for investment purposes, will be invested in dividend yielding equity securities.

   Japan Fund seeks long-term capital appreciation by active trading of securities of Japanese issuers and other investments that are tied economically to Japan ("Japanese companies"). Under normal circumstances, at least 80% of the Fund's net assets, plus any borrowings for investment purposes, will be invested in Japanese companies.

   Each Fund is organized as a "diversified" fund within the meaning of the 1940 Act.

   Each Fund offers multiple classes of shares. The classes within each Fund are presented in the Statement of Assets and Liabilities. The cost structure for each class is as follows:

   Class A shares are offered at net asset value per share plus an initial sales charge. Additionally, purchases of Class A shares in amounts of $1,000,000 or more will be purchased at net asset value but will be subject to a contingent deferred sales charge on redemptions made within two years of purchase.

   Class C shares are offered at net asset value per share without an initial sales charge, although may be subject to a contingent deferred sales charge on redemptions made within 12 months of purchase. Effective March 1, 2018, Class C shares will convert automatically to Class A shares approximately ten years after purchase and at the such time will be subject to the lower distribution fee applicable to Class A shares.

   Class I shares of the International Dividend Strategy Fund were liquidated effective September 7, 2018.

   Class W shares are offered at net asset value per share. The class is offered exclusively through advisory fee-based programs sponsored by certain financial intermediaries and other programs.

   Each class of shares bears the same voting, dividend, liquidation and other rights and conditions, except as may otherwise be provided in the Trust's registration statement. Class A and Class C shares each make distribution and account maintenance fee payments under the distribution plans pursuant to Rule 12b-1 under the 1940 Act, except Class C shares are subject to higher distribution fee rates. Class I and Class W shares have not adopted a 12b-1 plan and make no payments thereunder, however, Class I and Class W shares pay a service fee to the Funds' distributor for providing administrative and shareholder services.

   Indemnifications: Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, pursuant to Indemnification Agreements between the Trust and each of the current trustees who is not an "interested person," as defined in Section 2(a)(19) of the 1940 Act, of the Trust (collectively, the "Disinterested Trustees"), the Trust provides the Disinterested Trustees with a limited indemnification against liabilities arising out of the performance of their duties to the Trust, whether such liabilities are asserted during or after their service as trustees. In addition, in the normal course of business the Trust enters into contracts that contain the obligation to

        SunAmerica Equity Funds
        NOTES TO FINANCIAL STATEMENTS -- September 30, 2018 -- (continued)

   indemnify others. The Trust's maximum exposure under these arrangements is unknown. Currently, however, the Trust expects the risk of loss to be remote.

Note 2. Significant Accounting Policies

   The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and those differences could be significant. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements:

   Security Valuation: In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. In accordance with GAAP, fair value is defined as the price that the Funds would receive upon selling an asset or transferring a liability in a timely transaction to an independent third party in the principal or most advantageous market. GAAP establishes a three-tier hierarchy to provide more transparency around the inputs used to measure fair value and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tiers are as follows:

   Level 1 -- Unadjusted quoted prices in active markets for identical securities
   Level 2 -- Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board of Trustees (the "Board") , etc.)
   Level 3 -- Significant unobservable inputs (includes inputs that reflect the Funds' own assumptions about the assumptions market participants would use in pricing the security, developed based on the best information available under the circumstances)

   Changes in valuation techniques may result in transfers in or out of an investment's assigned Level within the hierarchy. The methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

   The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is recently issued and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

   The summary of the Funds' assets and liabilities classified in the fair value hierarchy as of September 30, 2018, is reported on a schedule at the end of each Fund's Portfolio of Investments.

   Stocks are generally valued based upon closing sales prices reported on recognized securities exchanges on which the securities are principally traded and are generally categorized as Level 1. Stocks listed on the NASDAQ are valued using the NASDAQ Official Closing Price ("NOCP"). Generally, the NOCP will be the last sale price unless the reported trade for the stock is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. For listed securities having no sales reported and for unlisted securities, such securities will be valued based upon the last reported bid price.

        SunAmerica Equity Funds
        NOTES TO FINANCIAL STATEMENTS -- September 30, 2018 -- (continued)


   As of the close of regular trading on the New York Stock Exchange ("NYSE"), securities traded primarily on security exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. If a security's price is available from more than one exchange, the Funds use the exchange that is the primary market for the security. Such securities are generally categorized as Level 1. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price a Fund's shares, and a Fund may determine that certain closing prices do not reflect the fair value of the security. This determination will be based on the review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If a Fund determines that closing prices do not reflect the fair value of the securities, the Fund will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the NYSE. The Funds may also fair value securities in other situations, for example, when a particular foreign market is closed but a Fund is open. For foreign equity securities and foreign equity futures contracts, the Funds use an outside pricing service to provide it with closing market prices and information used for adjusting those prices, and when so adjusted, such securities and futures are generally categorized as Level 2.

   Bonds, debentures, and other debt securities are valued at evaluated bid prices obtained for the day of valuation from a Board-approved pricing service and are generally categorized as Level 2. The pricing service may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate, maturity date, option adjusted spread models, prepayments projections, interest rate spreads, and yield curves to determine current value. If a price is unavailable from a Board-approved pricing service, the securities may be priced at the mean of two independent quotes obtained from brokers.

   Investments in registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded. Investment in registered investment companies are generally categorized as Level 1.

   Other securities are valued on the basis of last sale or bid price (if a last sale price is not available) which is, in the opinion of the Adviser, the broadest and most representative market, that may be either a securities exchange or OTC market, and are generally categorized as Level 1 or Level 2.

   The Board is responsible for the share valuation process and has adopted policies and procedures (the "PRC Procedures") for valuing the securities and other assets held by the Funds, including procedures for the fair valuation of securities and other assets for which market quotations are not readily available or are unreliable. The PRC Procedures provide for the establishment of a pricing review committee, which is responsible for, among other things, making certain determinations in connection with the Trust's fair valuation procedures. Securities for which market quotations are not readily available or the values of which may be significantly impacted by the occurrence of developments or significant events are generally categorized as Level 3. There is no single standard for making fair value determinations, which may result in prices that vary from those of other funds.

   Master Agreements: The Funds have entered into Master Repurchase Agreements ("Master Agreements") with certain counterparties that govern repurchase agreement transactions. The Master Agreements may contain provisions regarding, among other things, the parties' general obligations, representations, agreements, collateral requirements and events of default. Collateral can be in the form of cash or securities as agreed to by the Funds and applicable counterparty. The Master Agreements typically specify certain standard termination events, such as failure of a party to pay or deliver, credit support defaults and other events of default. Upon the occurrence of an event of default, the other party may elect to terminate early and cause settlement of all repurchase agreement transactions outstanding pursuant to a particular Master Agreement, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Funds' counterparties to elect early termination could cause the Funds to accelerate the payment of liabilities. Typically, the Master Agreement will permit a single net payment in the event of default. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. As of September 30, 2018, the repurchase agreements held by the Funds are subject to master netting agreements. See the Portfolio of Investments for more information about a Fund's holdings in repurchase agreements.

        SunAmerica Equity Funds
        NOTES TO FINANCIAL STATEMENTS -- September 30, 2018 -- (continued)


   Repurchase Agreements: The Funds, along with other affiliated registered investment companies, pursuant to procedures adopted by the Board and applicable guidance from the Securities and Exchange Commission ("SEC"), may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. In a repurchase agreement, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repurchase agreements and joint repurchase agreements, the Trust's custodian takes possession of the collateral pledged for investments in such repurchase agreements ("repo" or collectively "repos"). The underlying collateral is valued daily on a mark to market basis, plus accrued interest to ensure that the value, at the time the agreement is entered into, is equal to at least 102% of the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, a Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by a Fund may be delayed or limited.

   Securities Transactions, Investment Income, Expenses, Dividends and Distributions to Shareholders: Security transactions are recorded on a trade date basis. Realized gains and losses on the sale of investments are calculated on the identified cost basis. For financial statement purposes, the Funds amortize all premiums and accrete all discounts on fixed income securities.

   Interest income is accrued daily from settlement date except when collection is not expected. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed after the ex-dividend date.

   Funds which earn foreign income and capital gains may be subject to foreign withholding taxes and capital gains taxes at various rates. Under applicable foreign law, a withholding of tax may be imposed on interest, dividends, and capital gains from the sale of foreign securities at various rates.

   Net investment income, expenses other than class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for current capital share activity of the respective class).

   Expenses common to all Funds are allocated among the Funds based upon relative net assets or other appropriate allocation methods. In all other respects, expenses are charged to each Fund as incurred on a specific identification basis.

   Dividends from net investment income, if any, are normally paid quarterly for the International Dividend Strategy Fund. The Japan Fund pays annually. Capital gain distributions, if any, are paid annually. Each of the Funds reserves the right to declare and pay dividends less frequently than disclosed above, provided that the net realized capital gains and net investment income, if any, are paid at least annually. The Funds record dividends and distributions to their shareholders on the ex-dividend date.

   The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts at fiscal year end based on their federal tax-basis treatment; temporary differences do not require reclassification. Net assets are not affected by these reclassifications.

   Each Fund is considered a separate entity for tax purposes and intends to comply with the requirements of the Internal Revenue Code, as amended, applicable to regulated investment companies and distribute all of its taxable income, including any net capital gains on investments, to its shareholders. Each Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that each Fund will not be subject to excise tax on undistributed income and gains. Therefore, no federal income tax or excise tax provision is required.

   Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained, assuming examination by tax authorities. Management has analyzed each Fund's tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years

        SunAmerica Equity Funds
        NOTES TO FINANCIAL STATEMENTS -- September 30, 2018 -- (continued)

   2015 -- 2017 or expected to be taken in each Fund's 2018 tax return. The Funds are not aware of any tax provisions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Funds file U.S. federal and certain state income tax returns. With few exceptions, the Funds are no longer subject to U.S. federal and state tax examinations by tax authorities for tax returns ending before 2015.

   Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation.

   The Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at the end of the year.

   Similarly, the Funds do not isolate the effect of changes in foreign exchange rates from the changes in the market prices of portfolio securities sold during the year.

   Realized foreign exchange gains and losses on other assets and liabilities and change in unrealized foreign exchange gains and losses on other assets and liabilities located in the Statement of Operations include realized foreign exchange gains and losses from currency gains or losses between the trade and the settlement dates of securities transactions, the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent amounts actually received or paid and changes in the unrealized foreign exchange gains and losses relating to the other assets and liabilities arising as a result of changes in the exchange rates.

   New Accounting Pronouncements: In August 2018, the SEC adopted amendments to certain financial statement disclosure requirements of Regulation S-X to conform them to GAAP for investment companies. The final rule became effective on November 5, 2018. All required changes have been made in accordance with Regulation S-X.

   In August 2018, the FASB issued Accounting Standards Update ("ASU") No. 2018-13 "Disclosure Framework -- Changes to the Disclosure Requirements for Fair Value Measurement". The ASU eliminates, modifies, and adds disclosure requirements for fair value measurements and is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management is currently evaluating the amendments and their impact, if any, on the Funds' financial statements.

Note 3. Investment Advisory and Management Agreement, Distribution Agreement and Service Agreement

   The Trust, on behalf of each Fund, has an Investment Advisory and Management Agreement (the "Agreement") with SunAmerica. Under the Agreement, SunAmerica provides continuous supervision of a Fund's portfolio and administers its corporate affairs, subject to general review by the Trustees. In connection therewith, SunAmerica furnishes the Funds with office facilities, maintains certain of the Funds' books and records, and pays the salaries and expenses of all personnel, including officers of the Funds who are employees of SunAmerica and its affiliates.

   The Funds pay SunAmerica a monthly investment advisory and management fee calculated daily at the following annual percentages of each Fund's average daily net assets:

                                      Management
                                         Fees
                                      ----------
International Dividend Strategy Fund.    1.00%
Japan Fund...........................    1.15

   For the year ended September 30, 2018, SunAmerica earned fees in the amounts stated in the Statement of Operations.

   The Japan Fund is subadvised by Wellington Management Company LLP ("Wellington Management") pursuant to a subadvisory agreement with SunAmerica. Wellington Management receives an annual fee of 0.45% of average daily net assets of the Japan Fund, which is paid by SunAmerica.

        SunAmerica Equity Funds
        NOTES TO FINANCIAL STATEMENTS -- September 30, 2018 -- (continued)


   SunAmerica has contractually agreed to waive fees or reimburse expenses to the extent necessary to cap the Funds' annual fund operating expenses at the following percentages of each class's average daily net assets. For the purposes of waived fees and/or reimbursed expense calculations, annual fund operating expenses shall not include extraordinary expenses (i.e., expenses that are unusual in nature and/or infrequent in occurrence, such as litigation), or acquired fund fees and expenses, brokerage commissions and other transactional expenses relating to the purchase and sale of portfolio securities, interest, taxes governmental fees and other expenses not incurred in the ordinary course of the Funds' business. The contractual fee waivers and expense reimbursements will continue in effect indefinitely unless terminated by the Trustees, including a majority of the Disinterested Trustees.

                                                Fund Percentage
                                                ---------------
International Dividend Strategy Fund Class A...      1.90%
International Dividend Strategy Fund Class C...      2.55
International Dividend Strategy Fund Class I ..      1.80
International Dividend Strategy Fund Class W...      1.70
Japan Fund Class A.............................      1.90
Japan Fund Class C.............................      2.55
Japan Fund Class W.............................      1.70

   Any contractual waivers and/or reimbursements made by SunAmerica are subject to recoupment from the Funds within two years after the occurrence of the waiver and/or reimbursement, provided that the recoupment does not cause the expense ratio of the share class to exceed the lesser of (a) the limitation in effect at the time the waivers and/or reimbursements occurred or (b) the current expense limitation of that share class.

   For the year ended September 30, 2018, pursuant to the contractual expense limitations referred to above, SunAmerica has waived or reimbursed expenses as follows:

            Other Expense
             Reimbursed
            -------------
Japan Fund.    $75,182

                                              Amount
                                              -------
International Dividend Strategy Fund Class A. $49,388
International Dividend Strategy Fund Class C.  12,338
International Dividend Strategy Fund Class I.   2,394
International Dividend Strategy Fund Class W.  10,384
Japan Fund Class A...........................  67,003
Japan Fund Class C...........................  28,092
Japan Fund Class W...........................  12,736

   For the year ended September 30, 2018, the amounts recouped by SunAmerica are as follows:

                                              Amount
                                              ------
International Dividend Strategy Fund Class A. $7,802
International Dividend Strategy Fund Class C.     --
International Dividend Strategy Fund Class I.     --
International Dividend Strategy Fund Class W.     --
Japan Fund Class A...........................     --
Japan Fund Class C...........................     --
Japan Fund Class W...........................     --

   At September 30, 2018, expenses previously waived and/or reimbursed by SunAmerica during the prior two years that remain subject to recoupment and expire during the time periods indicated are as follows:

                  Other Expenses Reimbursed
            -------------------------------------
            September 30, 2019 September 30, 2020
-           ------------------ ------------------
Japan Fund.      $98,361            $75,182

        SunAmerica Equity Funds
        NOTES TO FINANCIAL STATEMENTS -- September 30, 2018 -- (continued)


                                               Class Specific Expenses Reimbursed
                                              -------------------------------------
                                              September 30, 2019 September 30, 2020
-                                             ------------------ ------------------
International Dividend Strategy Fund Class A.      $    --            $49,388
International Dividend Strategy Fund Class C.       16,366             12,338
International Dividend Strategy Fund Class I.        4,719              2,394
International Dividend Strategy Fund Class W.       11,959             10,384
Japan Fund Class A...........................       78,562             67,003
Japan Fund Class C...........................       28,032             28,092
Japan Fund Class W...........................        8,912             12,736

   The Trust, on behalf of each Fund, has entered into a Distribution Agreement with AIG Capital Services, Inc. ("ACS" or the "Distributor"), an affiliate of the Adviser. Each Fund has adopted a Distribution Plan on behalf of each class of shares (other than Class I and Class W shares) (each a "Plan" and collectively, the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act, hereinafter referred to as the "Class A Plan" and "Class C Plan." In adopting the Plans, the Trustees determined that there was a reasonable likelihood that each such Plan would benefit each Fund and the shareholders of the respective class. The sales charge and distribution fees of a particular class will not be used to subsidize the sale of shares of any other class.

   Under the Class A Plan and Class C Plan, the Distributor receives a distribution fee from a Fund at an annual rate of 0.10% and 0.75%, respectively, of the average daily net assets of the Fund's Class A and Class C shares to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares. The distribution costs for which the Distributor may be compensated include fees paid to broker-dealers that have sold Fund shares, commissions and other expenses such as those incurred for sales literature, prospectus printing and distribution and compensation to wholesalers. It is possible that in any given year the amount paid to the Distributor under each Plan may exceed the Distributor's distribution costs as described above. The Plans provide that the Class A and Class C shares of each Fund will pay the Distributor an account maintenance fee up to an annual rate of 0.25% of the aggregate average daily net assets of such class of shares for payments to compensate the Distributor and certain securities firms for account maintenance activities. Accordingly, for the year ended
   September 30, 2018, ACS received fees (see Statement of Operations) based upon the aforementioned rates.

   In addition, ACS is paid a fee of 0.25% and 0.15% of average daily net assets of Class I and Class W shares, respectively, in connection with providing administrative and shareholder services to Class I and Class W shareholders. For the year ended September 30, 2018, ACS earned fees (see Statement of Operations) based upon the aforementioned rates.

   ACS receives sales charges on each Fund's Class A shares, portions of which are reallocated to affiliated broker-dealers and non-affiliated broker-dealers. ACS also receives the proceeds of contingent deferred sales charges paid by investors in connection with certain redemptions of each Fund's Class A and Class C shares. ACS has advised the Funds that for the year ended September 30, 2018, the proceeds received from sales (and paid out to affiliated and non-affiliated broker-dealers) and redemptions are as follows:

                                                            Class A                          Class C
                                      --------------------------------------------------- -------------
                                                                             Contingent    Contingent
                                       Sales    Affiliated   Non-affiliated   Deferred      Deferred
                                      Charges Broker-dealers Broker-dealers Sales Charges Sales Charges
                                      ------- -------------- -------------- ------------- -------------
International Dividend Strategy Fund. $43,079    $12,052        $24,092         $ 81         $  869
Japan Fund...........................  16,064      3,699          8,364          957          1,182

   The Trust has entered into a Service Agreement with AIG Fund Services, Inc. ("AFS"), an affiliate of the Adviser. Under the Service Agreement, AFS performs certain shareholder account functions by assisting the Funds' transfer agent, DST Asset Manager Solutions, Inc. ("DST"), in connection with the services that it offers to the shareholders of the Funds. Pursuant to the Service Agreement, the Funds pay a fee to AFS for services rendered based upon an annual rate of 0.22% of average daily net assets of such Fund. For the year ended September 30, 2018, the Funds incurred the following expenses which are included in

        SunAmerica Equity Funds
        NOTES TO FINANCIAL STATEMENTS -- September 30, 2018 -- (continued)

   transfer agent fees payable in the Statement of Asset and Liabilities and in transfer agent fees and expenses in the Statement of Operations to compensate AFS pursuant to the terms of the Service Agreement.

                                                   Expense               Payable at September 30, 2018
                                       -------------------------------- -------------------------------
Fund                                   Class A  Class C Class I Class W Class A Class C Class I Class W
----                                   -------- ------- ------- ------- ------- ------- ------- -------
International Dividend Strategy Fund.. $148,528 $21,908  $461   $10,464 $8,919  $1,179    $--    $432
Japan Fund............................   48,368  14,251    --     1,120  3,120   1,106     --      56

   At September 30, 2018, the following affiliates owned a percentage of the outstanding shares of the following funds: AIG Multi-Asset Allocation Portfolio and AIG Active Allocation Portfolio owned 19% and 13%, respectively, of the International Dividend Strategy Fund and AIG Multi-Asset Allocation Portfolio and AIG Active Allocation Portfolio owned 32% and 15%, respectively, of the Japan Fund.

Note 4. Purchases and Sales of Investment Securities

   The cost of purchases and proceeds from sales and maturities of long-term investments during the year ended September 30, 2018 were as follows:

                                                      International
                                                    Dividend Strategy
                                                          Fund        Japan Fund
                                                    ----------------- -----------
Purchases (excluding U.S. government securities)...    $48,931,871    $28,506,883
Sales (excluding U.S. government securities).......     61,300,425     31,697,757
Purchase of U.S. government securities.............             --             --
Sales and maturities of U.S. government securities.             --             --

Note 5. Federal Income Taxes

   The following details the tax basis of distributions as well as the components of distributable earnings. The tax basis components of distributable earnings differ from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences primarily arising from wash sales, investments in passive foreign investment companies and derivative transactions.

                                                    For the year ended September 30, 2018
                                      ------------------------------------------------------------------
                                               Distributable Earnings              Tax Distributions
-                                     ----------------------------------------  ------------------------
                                                   Long-term      Unrealized
                                       Ordinary  Gains/Capital   Appreciation    Ordinary    Long-Term
                                        Income   Loss Carryover (Depreciation)*   Income   Capital Gains
-                                     ---------- -------------- --------------- ---------- -------------
International Dividend Strategy Fund. $   80,882  $(54,009,207)   $(5,836,138)  $2,391,324   $     --
Japan Fund...........................  1,220,918     1,666,203     (1,343,710)   1,819,884    358,319

--------
* Unrealized appreciation (depreciation) includes amounts for derivatives and other assets and liabilities denominated in foreign currency.

                                               Tax Distributions
                                               For the year ended
                                               September 30, 2017
                                            ------------------------
                                             Ordinary    Long-Term
                                              Income   Capital Gains
                                            ---------- -------------
International Dividend Strategy Fund....... $2,928,782      $--
Japan Fund.................................    135,227       --

   As of September 30, 2018, for Federal income tax purposes, the Funds indicated below have capital loss carryforwards, which are available to offset future capital gains, if any:

                                             Unlimited
                                      -----------------------
                                          ST          LT
-                                     ----------- -----------
International Dividend Strategy Fund. $34,178,030 $19,831,177
Japan Fund...........................          --          --

        SunAmerica Equity Funds
        NOTES TO FINANCIAL STATEMENTS -- September 30, 2018 -- (continued)


   The Funds indicated below had expired or utilized capital loss carryforwards in the year ended September 30, 2018.

                                      Capital Loss Capital Loss
                                      Carryforward Carryforward
                                        Expired      Utilized
-                                     ------------ ------------
International Dividend Strategy Fund. $19,381,525   $6,640,143
Japan Fund...........................          --           --

   For the year ended September 30, 2018, the reclassifications arising from book/tax differences resulted in increases (decreases) that were primarily due to disposition of passive foreign investment companies' securities, litigation payments, capital gains tax, expired capital loss carryforwards, equalization debits and foreign currency transactions to the components of net assets as follows:

                                         Accumulated       Accumulated
                                      Undistributed Net Undistributed Net
                                      Investment Income   Realized Gain
                                           (Loss)            (Loss)       Capital Paid-in
-                                     ----------------- ----------------- ---------------
International Dividend Strategy Fund.     $(36,004)        $19,417,529     $(19,381,525)
Japan Fund...........................      149,381            (588,671)         439,290

   The amounts of aggregate unrealized gain (loss) and the cost of investment securities for federal income tax purposes, including short-term securities and repurchase agreements, were as follows at September 30, 2018:

                                            International
                                              Dividend
                                            Strategy Fund  Japan Fund
                                            ------------- -----------
Cost (tax basis)........................... $ 76,404,682  $26,628,534
                                            ============  ===========
Appreciation...............................    5,083,424      846,356
Depreciation...............................  (10,913,249)  (2,188,536)
                                            ------------  -----------
Net unrealized appreciation (depreciation). $ (5,829,825) $(1,342,180)
                                            ============  ===========

   On December 22, 2017, the Tax Cuts and Jobs Act (the "Act") was signed into law. Certain provisions of the Act were effective upon enactment with the remainder becoming effective for tax years beginning after December 31, 2017. Management is currently evaluating the impact, if any, on the financial statements and the accompanying notes to financial statements.

Note 6. Capital Share Transactions

   Transactions in capital shares of each class of each Fund were as follows:

                                                       International Dividend Strategy Fund
                         ------------------------------------------------------------------------------------------------
                                               Class A                                          Class C
                         --------------------------------------------------  --------------------------------------------
                                  For the                   For the                 For the                For the
                                year ended                year ended               year ended             year ended
                            September 30, 2018        September 30, 2017       September 30, 2018     September 30, 2017
                         ------------------------  ------------------------  ---------------------  ---------------------
                           Shares       Amount       Shares       Amount      Shares      Amount     Shares      Amount
                         ----------  ------------  ----------  ------------  --------  -----------  --------  -----------
Shares sold(1)..........  1,119,724  $ 10,390,018   1,256,158  $ 11,745,810   112,299  $   953,815   115,788  $   944,316
Reinvested dividends....    225,143     1,969,964     241,092     2,227,089    24,178      193,946    39,818      332,504
Shares redeemed(1)...... (1,698,056)  (15,740,245) (1,841,297)  (16,609,583) (789,566)  (6,652,049) (570,527)  (4,650,398)
                         ----------  ------------  ----------  ------------  --------  -----------  --------  -----------
Net increase (decrease).   (353,189) $ (3,380,263)   (344,047) $ (2,636,684) (653,089) $(5,504,288) (414,921) $(3,373,578)
                         ==========  ============  ==========  ============  ========  ===========  ========  ===========

        SunAmerica Equity Funds
        NOTES TO FINANCIAL STATEMENTS -- September 30, 2018 -- (continued)

                                                International Dividend Strategy Fund
                         ----------------------------------------------------------------------------------
                                        Class I                                    Class W
                         ------------------------------------   --------------------------------------------
                               For the            For the              For the                For the
                            period ended        year ended            year ended             year ended
                         September 7, 2018+  September 30, 2017   September 30, 2018     September 30, 2017
                         ------------------  ----------------   ---------------------  ---------------------
                          Shares    Amount   Shares    Amount    Shares      Amount     Shares      Amount
                         -------  ---------  ------   --------  --------  -----------  --------  -----------
Shares sold.............      --  $      --      --   $     --   311,937  $ 2,940,438   268,665  $ 2,409,779
Reinvested dividends....     521      4,650     914      8,541     9,006       78,460     8,258       76,254
Shares redeemed......... (27,974)  (242,795) (3,303)   (28,608) (703,930)  (6,435,983) (274,420)  (2,462,897)
                         -------  ---------  ------   --------  --------  -----------  --------  -----------
Net increase (decrease). (27,453) $(238,145) (2,389)  $(20,067) (382,987) $(3,417,085)    2,503  $    23,136
                         =======  =========  ======   ========  ========  ===========  ========  ===========

--------
+  See Note 1
(1)For the year ended September 30, 2018, includes automatic conversion of 209,540 shares of Class C shares in the amount of $1,793,517 to 189,426 shares of Class A shares in the amount of $1,793,517.

                                                                   Japan Fund
                         ---------------------------------------------------------------------------------------------
                                             Class A                                         Class C
                         -----------------------------------------------  --------------------------------------------
                                For the                  For the                 For the                For the
                               year ended              year ended               year ended             year ended
                           September 30, 2018      September 30, 2017       September 30, 2018     September 30, 2017
                         ---------------------  ------------------------  ---------------------  ---------------------
                          Shares      Amount      Shares       Amount      Shares      Amount     Shares      Amount
                         --------  -----------  ----------  ------------  --------  -----------  --------  -----------
Shares sold(1)..........  215,016  $ 1,851,167     387,039  $  3,097,090   276,430  $ 2,304,407   113,256  $   877,588
Reinvested dividends....  187,031    1,597,246      15,982       118,111    48,340      391,553       181        1,271
Shares redeemed(1)...... (761,542)  (6,375,516) (1,954,658)  (14,922,789) (149,288)  (1,173,464) (309,948)  (2,263,843)
                         --------  -----------  ----------  ------------  --------  -----------  --------  -----------
Net increase (decrease). (359,495) $(2,927,103) (1,551,637) $(11,707,588)  175,482  $ 1,522,496  (196,511) $(1,384,984)
                         ========  ===========  ==========  ============  ========  ===========  ========  ===========
                                            Japan Fund
                         -----------------------------------------------
                                             Class W
                         -----------------------------------------------
                                                         For the
                                For the          period April 20, 2017*
                               year ended                through
                           September 30, 2018      September 30, 2017
                         ---------------------  ------------------------
                          Shares      Amount      Shares       Amount
                         --------  -----------  ----------  ------------
Shares sold.............   66,113  $   599,650      27,941  $    226,197
Reinvested dividends....    2,319       19,827          --            --
Shares redeemed.........  (57,600)    (470,002)         --            --
                         --------  -----------  ----------  ------------
Net increase (decrease).   10,832  $   149,475      27,941  $    226,197
                         ========  ===========  ==========  ============

--------
*  Commencement of operations
(1)For the year ended September 30, 2018, includes automatic conversion of 18,397 shares of Class C shares in the amount of $143,478 to 17,435 shares of Class A shares in the amount of $143,478.

Note 7. Line of Credit

   The Trust, along with certain other funds managed by the Adviser, has access to a $75 million committed unsecured line of credit and a $50 million uncommitted unsecured line of credit. The committed and uncommitted lines of credit are renewable on an annual basis with State Street Bank and Trust Company ("State Street"), the Trust's custodian. Interest is currently payable on the committed line of credit at the higher of the Federal Funds Rate (but not less than zero) plus 125 basis points or the One-Month London Interbank Offered Rate (but not less than zero) plus 125 basis points and State Street's discretionary bid rate on the uncommitted line of credit. There is also a commitment fee of 25 basis points per annum on the daily unused portion of the committed line of credit and a one-time closing fee of $25,000 on the uncommitted line of credit. Borrowings under the line of credit will commence when the respective Fund's cash shortfall exceeds $100,000. For the year ended September 30, 2018, the following Funds had borrowings:

                                         Days     Interest Average Debt Weighted Average
                                      Outstanding Charges    Utilized       Interest
                                      ----------- -------- ------------ ----------------
International Dividend Strategy Fund.     15        $590     $486,360         3.17%
Japan Fund...........................      5          88      196,440         3.29

        SunAmerica Equity Funds
        NOTES TO FINANCIAL STATEMENTS -- September 30, 2018 -- (continued)


   At September 30, 2018, there were no borrowings outstanding.

Note 8. Interfund Lending Agreement

   Pursuant to the exemptive relief granted by the SEC, the Funds are permitted to participate in an interfund lending program among investment companies advised by SunAmerica or an affiliate. The interfund lending program allows the participating Funds to borrow money from and lend money to each other for temporary or emergency purposes. An interfund loan will be made under this facility only if the participating Funds receive a more favorable interest rate than would otherwise be available from a typical bank for a comparable transaction.

   For the year ended September 30, 2018, the Funds did not participate in this program.

Note 9. Investment Concentration

   The Funds invest internationally, including in "emerging market" countries. Emerging market securities involve risks not typically associated with investing in securities of issuers in more developed markets. The markets of emerging market countries are typically more volatile and potentially less liquid than more developed countries. These securities may be denominated in currencies other than U.S. dollars. While investing internationally may reduce portfolio risk by increasing the diversification of portfolio investments, the value of the investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, because the Japan Fund concentrates its investments in Japan, the Fund's performance is expected to be closely tied to social, political and economic conditions of that country. These risks are primary risks of the Japan Fund.

Note 10. Security Transactions with Affiliated Portfolios

   The Funds are permitted to transfer securities by purchasing from and/or selling to other affiliated funds under certain conditions approved by the Board. The affiliated funds involved in such transactions must have a common investment adviser or investment advisers which are affiliated persons of each other, common trustees, and/or common officers in compliance with Rule 17a-7 of the 1940 Act. Pursuant to the 1940 Act, such a transaction must be either a purchase or a sale, for no consideration other than cash payment against prompt delivery of the security at the current market price. No brokerage commission or fee (except for customary transfer fees), or other remuneration is paid in connection with such transactions.

   For the year ended September 30, 2018, the following Fund engaged in security transactions with affiliated funds:

             Cost of   Proceeds   Realized
Fund        Purchases from Sales Gain/(Loss)
----        --------- ---------- -----------
Japan Fund.   $ --     $25,880      $436
              ====     =======      ====

        SunAmerica Equity Funds
        REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of the SunAmerica Equity Funds and Shareholders of the AIG International Dividend Strategy Fund and AIG Japan Fund:

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of each of AIG International Dividend Strategy Fund and AIG Japan Fund (constituting SunAmerica Equity Funds, hereafter collectively referred to as the "Funds") as of September 30, 2018, the related statements of operations for the year ended September 30, 2018, the statements of changes in net assets for each of the two years in the period ended September 30, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended September 30, 2018 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Houston, Texas
November 27, 2018

We have served as the auditor of one or more investment companies in the AIG Funds family of funds since 1984.

        SunAmerica Equity Funds
        APPROVAL OF ADVISORY AGREEMENTS -- September 30, 2018 -- (unaudited)

Approval of the Investment Advisory and Management Agreement and Subadvisory Agreement

The Board of Trustees (the "Board," the members of which are referred to as "Trustees") of SunAmerica Equity Funds (the "Trust"), including the Trustees who are not "interested persons," as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act") (the "Independent Trustees"), of the Trust or its separate series (each, a "Fund," and collectively, the "Funds"), SunAmerica Asset Management, LLC ("SunAmerica") or Wellington Management Company LLP (the "Subadviser"), approved the continuation of the Investment Advisory and Management Agreement between the Trust, on behalf of the Funds, and SunAmerica (the "Advisory Agreement") for a one-year period ending June 30, 2019 at an in-person meeting held on June 5-6, 2018 (the "Meeting"). The Trust currently consists of the following two separate Funds:
AIG International Dividend Strategy Fund ("International Dividend Strategy Fund") and the AIG Japan Fund ("Japan Fund"). At the Meeting, the Board, including the Independent Trustees, also approved the continuation of the Subadvisory Agreement between SunAmerica and the Subadviser with respect to the Japan Fund for a one-year period ending June 30, 2019 (the "Subadvisory Agreement," and together with the Advisory Agreement, the "Agreements").

In accordance with Section 15(c) of the 1940 Act, the Board requested, and SunAmerica and the Subadviser provided, materials relating to the Board's consideration of whether to approve the continuation of the Agreements. These materials included, among other things: (a) a summary of the services provided to the Funds by SunAmerica and its affiliates, and by the Subadviser;
(b) information independently compiled and prepared by Broadridge Financial Solutions, Inc. ("Broadridge"), an independent third-party provider of mutual fund data, on fees and expenses of the Funds, and the investment performance of the Funds as compared with a peer group of funds, along with fee and performance data with respect to the Funds and any other mutual funds or other accounts advised or subadvised by SunAmerica or the Subadviser with similar investment objectives and/or strategies, as applicable; (c) information on the profitability of SunAmerica and its affiliates, and a discussion relating to indirect benefits; (d) information relating to economies of scale;
(e) information about SunAmerica's general compliance policies and procedures and the services it provides in connection with its oversight of subadvisers;
(f) information about SunAmerica's and the Subadviser's risk management processes; (g) information regarding brokerage and soft dollar practices; and
(h) information about the key personnel of SunAmerica and its affiliates, and the Subadviser, that are involved in the investment management, administration, compliance and risk management activities with respect to the Funds, as well as current and projected staffing levels and compensation practices.

In determining whether to approve the continuation of the Agreements, the Board, including the Independent Trustees, considered at the Meeting, and from time to time as appropriate, factors that it deemed relevant, including the following information:

Nature, Extent and Quality of Services Provided by SunAmerica and the Subadviser. The Board, including the Independent Trustees, considered the nature, extent and quality of services provided by SunAmerica. The Board noted that the services include acting as investment manager and adviser to the Funds, managing the daily business affairs of the Funds, and obtaining and evaluating economic, statistical and financial information to formulate and implement investment policies. Additionally, the Board observed that SunAmerica provides office space, bookkeeping, accounting, legal, and compliance, clerical and administrative services and has authorized its officers and employees, if elected, to serve as officers or trustees of the Trust without compensation. The Board noted that SunAmerica is responsible for monitoring and reviewing the activities of affiliated and unaffiliated third-party service providers, including the Subadviser. In addition to the quality of the advisory services provided by SunAmerica, the Board considered the quality of the administrative and other services provided by SunAmerica to the Funds pursuant to the Advisory Agreement.

In connection with the services provided by SunAmerica, the Board analyzed the structure and duties of SunAmerica's fund administration, accounting, operations, legal and compliance departments and concluded that they were adequate to meet the needs of the Funds. The Board also reviewed the personnel responsible for providing advisory services to the Funds and other key personnel of SunAmerica, in addition to current and projected staffing levels and compensation practices. The Board concluded, based on its experience and interaction with SunAmerica, that: (i) SunAmerica would continue to be able to retain quality investment and other personnel; (ii) SunAmerica has exhibited a high level of diligence and attention to detail in carrying out its advisory and other responsibilities under the Advisory Agreement; (iii) SunAmerica has been responsive to requests of the Board; and (iv) SunAmerica has kept the Board apprised of developments relating to the Funds and the industry in general. The Board concluded that the nature and extent of services provided under the Advisory Agreement were reasonable and appropriate in relation to the management fee and that the quality of services continues to be high.

The Board also considered SunAmerica's reputation and long-standing relationship with the Funds and considered the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of types of mutual funds and shareholder

        SunAmerica Equity Funds
        APPROVAL OF ADVISORY AGREEMENTS -- September 30, 2018 -- (unaudited) (continued)

services. The Board considered SunAmerica's experience in providing management and investment advisory and administrative services to advisory clients and noted that as of March 31, 2018, SunAmerica managed, advised and/or administered approximately $89.5 billion in assets. In addition, the Board considered SunAmerica's code of ethics and its commitment to compliance generally and with respect to its management and administration of the Funds. The Board also considered SunAmerica's risk management processes. The Board further observed that SunAmerica has developed internal procedures for monitoring compliance with the investment objectives, policies and restrictions of the Funds as set forth in the Funds' prospectuses. The Board also reviewed SunAmerica's compliance and regulatory history and noted that there were no material legal, regulatory or compliance issues that would potentially impact SunAmerica in effectively serving as the investment adviser to the Funds.

The Board also considered the nature, extent and quality of services provided by the Subadviser with respect to the Japan Fund. The Board observed that the Subadviser is responsible for providing day-to-day investment management services, including investment research, advice and supervision, and determining which securities will be purchased or sold by the Japan Fund, subject to the oversight and review of SunAmerica. The Board reviewed the Subadviser's history, structure, size, visibility and resources, which are needed to attract and retain highly qualified investment professionals. The Board reviewed the personnel that are responsible for providing subadvisory services to the Funds and other key personnel of the Subadviser, in addition to current and projected staffing levels and compensation practices, and concluded, based on its experience with the Subadviser, that the Subadviser:
(i) has been able to retain high quality portfolio managers and other investment personnel; (ii) has exhibited a high level of diligence and attention to detail in carrying out its responsibilities under the Subadvisory Agreement; and (iii) has been responsive to requests of the Board and of SunAmerica. In addition, the Board considered the Subadviser's code of ethics and its risk management processes. The Board further observed that the Subadviser has developed internal policies and procedures for monitoring compliance with the investment objectives, policies and restrictions of the Fund as set forth in the Fund's prospectuses. The Board also reviewed the Subadviser's compliance and regulatory history and noted that there were no material legal, regulatory or compliance issues that would potentially impact the Subadviser from effectively serving as a subadviser to the Fund. The Board concluded that the nature and extent of services provided by the Subadviser under the Subadvisory Agreement were reasonable and appropriate in relation to the subadvisory fee and that the quality of services continues to be high.

Investment Performance. The Board, including the Independent Trustees, also considered the investment performance of SunAmerica and the Subadviser with respect to the Funds, as applicable. In connection with its review, the Board received and reviewed information regarding the investment performance of the Funds as compared to each Fund's peer group ("Peer Group") and/or peer universe ("Peer Universe") as independently determined by Broadridge and to an appropriate index or combination of indices, including the Funds' benchmarks. The Board was provided with a description of the methodology used by Broadridge to select the funds in the Peer Groups and Peer Universes.

The Board noted that performance information was for the periods ended
March 31, 2018. The Board also noted that it regularly reviews the performance of the Funds throughout the year. The Board further noted that, while it monitors performance of the Funds closely, it generally attaches more importance to performance over relatively long periods of time, typically three to five years.

International Dividend Strategy Fund. The Board considered that the Fund's performance was below the medians of its Peer Group and Peer Universe for the one-, three- and five-year periods. The Board further noted that the Fund underperformed its Broadridge Index for the one- and three-year periods (Broadridge returns were not available for the five-year period). The Board noted management's discussion of the Fund's performance and concluded that the Fund's performance was being addressed.

Japan Fund. The Board considered that the Fund's performance was below the median of its Peer Group for the one- and three- year periods and equal to the median of its Peer Group for the five-year period. The Board further noted that the Fund's performance was below the median of its Peer Universe for the one-, three- and five-year periods. The Board also considered that the Fund underperformed its Broadridge Index for the one-, three- and five-year periods. The Board took into account management's discussion of the reasons for the Portfolio's recent underperformance and concluded that the Portfolio's performance was being appropriately monitored.

Consideration of the Management Fees and Subadvisory Fee and the Cost of the Services and Profits to be Realized by SunAmerica, the Subadviser and their Affiliates from the Relationship with the Funds. The Board, including the Independent Trustees, received and reviewed information regarding the fees paid by the Funds to SunAmerica pursuant to the Advisory Agreement and the fees paid by SunAmerica to the Subadviser pursuant to the Subadvisory Agreement. The Board examined this information in order to determine

        SunAmerica Equity Funds
        APPROVAL OF ADVISORY AGREEMENTS -- September 30, 2018 -- (unaudited) (continued)

the reasonableness of the fees in light of the nature and quality of services to be provided and any potential additional benefits to be received by SunAmerica, the Subadviser or their affiliates in connection with providing such services to the Funds.

To assist in analyzing the reasonableness of the management fee for each of the Funds, the Board received reports independently prepared by Broadridge. The reports showed comparative fee information for each Fund's Peer Group and/or Peer Universe as determined by Broadridge, including rankings within each category. In considering the reasonableness of the management fee to be paid by each Fund to SunAmerica, the Board reviewed a number of expense comparisons, including: (i) contractual and actual management fees; and (ii) actual total operating expenses. In considering each Fund's total operating expenses, the Board analyzed the level of fee waivers and expense reimbursements and the net expense caps contractually agreed upon by SunAmerica with respect to the Funds. The Board further considered that, unlike the funds in the Peer Group and Peer Universe, the fee waivers and/or reimbursements being made by SunAmerica with respect to the Funds are only reflected in the total expenses category of the Broadridge reports, rather than also being reflected as specific management fee waivers in the actual management fees category of the Broadridge reports. As a result, the Board took into account that the actual management fees presented by Broadridge for the funds in the Peer Group and Peer Universe may appear lower on a relative basis. The Board also considered the various expense components of the Funds and compared each Fund's net expense ratio (taking into account the contractual fee caps) to those of other funds within its Peer Group and/or Peer Universe as a guide to help assess the reasonableness of the Fund's management fee. The Board acknowledged that it was difficult to make precise comparisons with other funds in the Peer Groups and Peer Universes since the exact nature of services provided under the various fund agreements is often not apparent. The Board noted, however, that the comparative fee information provided by Broadridge as a whole was useful in assessing whether SunAmerica was providing services at a cost that was competitive with other, similar funds.

The Board also considered the management fees received by SunAmerica with respect to other mutual funds and accounts with similar investment strategies to the Funds, to the extent applicable. The Board further noted that SunAmerica serves as subadviser to certain of these similar mutual funds and observed that the services SunAmerica provides as subadviser are much more limited in scope than in its role as investment manager and adviser to the Fund. The Board then noted the management fees paid by the Funds were reasonable as compared to the fees SunAmerica was receiving from other mutual funds and accounts for which it serves as adviser or subadviser.

The Board also received and reviewed information regarding the fees paid by SunAmerica to the Subadviser pursuant to the Subadvisory Agreement. To assist in analyzing the reasonableness of the subadvisory fee, the Board received a report independently prepared by Broadridge. The report showed comparative fee information of the Fund's Peer Group and/or Peer Universe that the Board used as a guide to help assess the reasonableness of the subadvisory fee. The Board noted that the Peer Group/Universe information as a whole was useful in assessing whether the Subadviser was providing services at a cost that was competitive with other, similar funds. The Trustees also considered that the subadvisory fee is paid by SunAmerica out of its management fee and not by the Japan Fund, and that subadvisory fees may vary widely within a Peer Group for various reasons, including market pricing demands, existing relationships, experience and success, and individual client needs. The Board further considered the amount of subadvisory fee paid out by SunAmerica and the amount of the management fee which it retained and determined that these amounts were reasonable in light of the services performed by SunAmerica and the Subadviser, respectively.

The Board also considered fees received by the Subadviser with respect to other mutual funds and accounts with similar investment strategies to the Japan Fund for which it serves as subadviser, to the extent applicable. The Board noted in particular that the similar accounts identified by the Subadviser were institutional separate accounts, and the Subadviser highlighted certain differences between these separate accounts and the Fund, including that these separate accounts are subject to different investment limitations and restrictions and do not experience daily cash flows in a manner similar to the Fund. The Board then noted that the subadvisory fee paid by SunAmerica to the Subadviser was reasonable as compared to fees the Subadviser receives for other accounts for which it serves as subadviser.

International Dividend Strategy Fund. The Board considered that the Fund's actual management fees were above the medians of its Peer Group and Peer Universe. The Board also considered that the Fund's total expenses were above the medians of its Peer Group and Peer Universe. The Board also took into account management's discussion of the Fund's expenses.

Japan Fund. The Board considered that the Fund's actual management fees were above the medians of its Peer Group and Peer Universe. The Board also considered that the Fund's total expenses were above the medians of its Peer Group and Peer Universe. The Board took into account management's discussion of the Fund's expenses.

        SunAmerica Equity Funds
        APPROVAL OF ADVISORY AGREEMENTS -- September 30, 2018 -- (unaudited) (continued)


Profitability. The Board also considered SunAmerica's profitability and the benefits SunAmerica and its affiliates received from their relationship with the Funds. The Board received and reviewed financial statements relating to SunAmerica's financial condition and profitability with respect to the services it provided the Funds and considered how profit margins could affect SunAmerica's ability to attract and retain high quality investment professionals and other key personnel. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by SunAmerica and its affiliates that provide services to the Funds on a Fund by Fund basis, as well as an Investment Management Profitability Analysis prepared by an independent information service, Broadridge. In particular, the Board considered the contractual fee waivers and/or expense reimbursement agreed to by SunAmerica.

The Board considered the profitability of SunAmerica under the Advisory Agreement, including the amount of management fees it retained after payment to the Subadviser, and considered the profitability of SunAmerica's affiliates under the Rule 12b-1 Plans, Service Agreements, and Administrative and Shareholder Services Agreements. Additionally, the Board considered whether SunAmerica, the Subadviser and their affiliates received any indirect benefits from the relationship with the Funds. The Board further considered whether there were any collateral or "fall-out" benefits that SunAmerica and its affiliates may derive as a result of their relationship with the Funds. The Board noted that SunAmerica believes that any such benefits are de minimis and do not impact the reasonableness of the management fees.

The Board also reviewed financial reports from the Subadviser and considered whether the Subadviser had the financial resources necessary to attract and retain high quality investment management personnel and to provide a high quality of services.

The Board concluded that SunAmerica and the Subadviser had the financial resources necessary to perform their obligations under the Agreements and to continue to provide the Funds with the high quality services that they had provided in the past. The Board also concluded that the management fees and subadvisory fees were reasonable in light of the factors discussed above.

Economies of Scale. The Board, including the Independent Trustees, considered whether the shareholders would benefit from economies of scale and whether there was potential for future realization of economies with respect to the Funds. The Board considered that as a result of being part of the AIG fund complex, the Funds share common resources and may share certain expenses, and if the size of the complex increases, each Fund could incur lower expenses than they otherwise would achieve as stand-alone entities. The Board further noted that SunAmerica has agreed to contractually cap the total annual operating expenses of one or more classes of the Funds, at certain levels. The Board observed that those expense caps benefited shareholders by limiting total fees even in the absence of breakpoints or economies of scale. The Board concluded that the Funds' management fee structure was reasonable and that it would continue to review fees in connection with the renewal of the Advisory Agreement, including whether the implementation of breakpoints would be appropriate in the future due to an increase in asset size or otherwise.

The Board did not review specific information regarding whether there have been economies of scale with respect to the Subadviser's management of the Fund because it regards that information as less relevant at the subadviser level. Rather, the Board considered information regarding economies of scale in the context of the renewal of the Advisory Agreement.

Other Factors. In consideration of the Agreements, the Board also received information regarding SunAmerica's and the Subadviser's brokerage and soft dollar practices. The Board considered that SunAmerica and the Subadviser are responsible for decisions to buy and sell securities for the applicable Funds, selection of broker-dealers and negotiation of commission rates. The Board noted that it receives reports from SunAmerica and from an independent third party that include information on brokerage commissions and execution throughout the year. The Board also considered the benefits SunAmerica and the Subadviser derive from their soft dollar arrangements, including arrangements under which brokers provide brokerage and/or research services to SunAmerica and/or the Subadviser in return for allocating brokerage.

Conclusion. After a full and complete discussion, the Board approved the Agreements, each for a one-year period ending June 30, 2019. Based upon their evaluation of all these factors in their totality, the Board, including the Independent Trustees, was satisfied that the terms of the Agreements were fair and reasonable and in the best interests of the Funds and the Funds' shareholders. In arriving at a decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and each Independent Trustee may have attributed different weights to different factors. The Independent Trustees were also assisted by the advice of independent legal counsel in making this determination.

        SunAmerica Equity Funds
        TRUSTEE AND OFFICER INFORMATION -- September 30, 2018 -- (unaudited)

The following table contains basic information regarding the Trustees and Officers that oversee operations of the Funds and other investment companies within the Fund Complex.

                                                                                      Number of
                                         Term of                                       Funds in
                        Position(s)    Office and                                    Fund Complex
                        Held With       Length of        Principal Occupation(s)     Overseen by       Other Trusteeship(s)
    Name and Age*         Trust      Time Served(1)       During Past 5 Years         Trustee(2)       Held by Trustee(3)
----------------------- -----------  ---------------- ------------------------------ ------------ -------------------------------
Disinterested Trustees

Dr. Judith L. Craven     Trustee     2001-present     Retired.                           78       Director, Sysco Corp. (1996
Age: 72                                                                                           to present); Director, Luby's,
                                                                                                  Inc. (1998 to present).

William F. Devin         Trustee     2001-present     Retired.                           78       None
Age: 79

Richard W. Grant         Trustee     2011-present     Retired. Prior to that,            29       None
Age: 72                  Chairman                     Attorney and partner at
                         of the                       Morgan Lewis & Bockius
                         Board                        LLP (1989 to 2011).

Stephen J. Gutman        Trustee     1985-present     Vice President and Associate       29       None
Age: 75                                               Broker, Corcoran Group (real
                                                      estate) (2002 to present);
                                                      President and Member of
                                                      Managing Directors, Beau
                                                      Brummell Soho LLC
                                                      (licensing of menswear
                                                      specialty retailing and other
                                                      activities) (1995 to 2009).
                                                      President, SJG Marketing
                                                      Inc. (2009 to present).

Eileen A. Kamerick       Director    2018 to present  National Association of            29       Hochschild Mining plc (2016
Age: 59                                               Corporate Directors Board                   to Present); Director of
                                                      Leadership Fellow and                       Associated Banc-Corp (2007
                                                      financial expert; Adjunct                   to Present); Legg Mason
                                                      Professor of Law, University                Closed End Funds (2013 to
                                                      of Chicago, Washington                      Present); Westell
                                                      University in St. Louis and                 Technologies, Inc. (2003 to
                                                      University of Iowa law                      2016)
                                                      schools (2007 to Present);
                                                      formerly, Senior Advisor to
                                                      the Chief Executive Officer
                                                      and Executive Vice President
                                                      and Chief Financial Officer
                                                      of ConnectWise, Inc. (2015
                                                      to 2016); Chief Financial
                                                      Officer, Press Ganey
                                                      Associates (2012 to 2014).

Interested Trustees

Peter A. Harbeck(4)      Trustee     1995-present     President, CEO and Director,       159      None
Age: 64                                               SunAmerica. (1995 to
                                                      present); Director, AIG
                                                      Capital Services, Inc.
                                                      ("ACS") (1993 to present).

        SunAmerica Equity Funds
        TRUSTEE AND OFFICER INFORMATION -- September 30, 2018 -- (unaudited) (continued)

                                                                                 Number of
                                     Term of                                      Funds in
                     Position(s)   Office and                                   Fund Complex
                     Held With      Length of       Principal Occupation(s)     Overseen by  Other Trusteeship(s)
   Name and Age*       Trust      Time Served(1)      During Past 5 Years        Officer(2)  Held by Officer(3)
-------------------- -----------  --------------  ----------------------------- ------------ --------------------
Officers

John T. Genoy        President    2007-present    Chief Financial Officer,          N/A      N/A
Age: 50                                           SunAmerica (2002 to
                                                  present); Senior Vice
                                                  President, SunAmerica (2003
                                                  to present); Chief Operating
                                                  Officer, SunAmerica
                                                  (2006 to present).

Gregory N. Bressler  Secretary    2005-present    Senior Vice President and         N/A      N/A
Age: 52                                           General Counsel,
                                                  SunAmerica (2005 to
                                                  present).

Kathleen Fuentes     Chief        2013-present    Vice President and Deputy         N/A      N/A
Age: 49              Legal                        General Counsel,
                     Officer                      SunAmerica (2006 to
                     and                          present).
                     Assistant
                     Secretary

James Nichols        Vice         2006-present    Director, President and CEO,      N/A      N/A
Age: 52              President                    ACS (2006 to present);
                                                  Senior Vice President,
                                                  SunAmerica (2002 to
                                                  present).

Gregory R. Kingston  Treasurer    2014-present    Vice President and Head of        N/A      N/A
Age: 52                                           Mutual Fund Administration,
                                                  SunAmerica (2014 to
                                                  present).

Shawn Parry          Vice         2005-present    Vice President (2014 to           N/A      N/A
Age: 46              President                    present) and Assistant Vice
                     and                          President, SunAmerica (2005
                     Assistant                    to 2014).
                     Treasurer

Donna McManus        Vice         2014-present    Vice President, SunAmerica        N/A      N/A
Age: 57              President                    (2014 to present); Managing
                     and                          Director, BNY Mellon (2009
                     Assistant                    to 2014).
                     Treasurer

        SunAmerica Equity Funds
        TRUSTEE AND OFFICER INFORMATION -- September 30, 2018 -- (unaudited) (continued)

                                                                                   Number of
                                      Term of                                       Funds in
                      Position(s)   Office and                                    Fund Complex
                      Held With      Length of        Principal Occupation(s)     Overseen by  Other Trusteeship(s)
   Name and Age*        Trust      Time Served(1)      During Past 5 Years         Officer(2)  Held by Officer(3)
--------------------- -----------  --------------  ------------------------------ ------------ --------------------

Christopher C. Joe    Chief        2017 to         Chief Compliance Officer,          N/A      N/A
Age: 49               Compliance   Present         AIG Funds, Anchor Series
                      Officer                      Trust, Seasons Series Trust,
                                                   SunAmerica Series Trust,
                                                   VALIC Company I and
                                                   VALIC Company II (2017-
                                                   Present); Chief Compliance
                                                   Officer, VALIC Retirement
                                                   Services Company (2017-
                                                   Present); Chief Compliance
                                                   Officer, Invesco PowerShares
                                                   (2012-2017); Chief
                                                   Compliance Officer, Invesco
                                                   Investment Advisers, LLC
                                                   (2010-2013); U.S.
                                                   Compliance Director,
                                                   Invesco Ltd. (2006-2014);
                                                   Deputy Chief Compliance
                                                   Officer, Invesco Advisers,
                                                   LLC (2014-2015).

Matthew J. Hackethal  Anti-        2006-present    Acting Chief Compliance            N/A      N/A
Age: 46               Money                        Officer (2016 to 2017); Chief
                      Laundering                   Compliance Officer (2006 to
                      Compliance                   present) and Vice President,
                      Officer                      SunAmerica (2011 to
                                                   present).

--------
* The business address for each Trustee is Harborside 5,185 Hudson Street, Suite 3300 Jersey City, NJ 07311.
(1)Trustees serve until their successors are duly elected and qualified. Each officer will hold office for an indefinite term, until the date he or she resigns or retires or until his/her successor is duly elected and qualifies.
(2)The "Fund Complex" means, as of September 30, 2018, two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment services or have a common investment adviser or an investment adviser that is an affiliated person of the Adviser. The "Fund Complex" includes the Trust (2 funds), SunAmerica Money Market Funds Inc. (1 fund), SunAmerica Income Funds (3 funds), SunAmerica Series, Inc. (6 portfolios), Anchor Series Trust (8 portfolios), SunAmerica Senior Floating Rate Fund, Inc. (1 fund), SunAmerica Series Trust (61 portfolios), VALIC Company I (34 portfolios), VALIC Company II (15 funds), Seasons Series Trust (20 portfolios) and SunAmerica Specialty Series
   (8 portfolios).
(3)Directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.
(4)Mr. Harbeck is considered to be an Interested Trustee, as defined within the 1940 Act, because he is an officer and a director of the Adviser and a director of the principal underwriter of the Trust.

Additional information concerning the Trustees is contained in the Statement of Additional Information which is available, without charge, by calling (800) 858-8850.

        SunAmerica Equity Funds
        SHAREHOLDER TAX INFORMATION -- (unaudited)

Certain tax information regarding the SunAmerica Equity Funds is required to be provided to the shareholders based upon each Fund's income and capital gain distributions for the taxable year ended September 30, 2018. The information and capital gain distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2018. The information necessary to complete your tax returns will be included with your Form 1099-DIV to be received under separate cover in early 2019.

During the year ended September 30, 2018, the Funds paid the following long-term capital gains dividends along with the percentage of ordinary income dividends that qualified for the 70% dividends received deduction for corporations:

                                             Net Long-   Qualifying % for the
                                               Term         70% Dividends
  Fund                                     Capital Gains Received Deductions
  ----                                     ------------- --------------------
  International Dividend Strategy Class A.     $  --             --  %
  International Dividend Strategy Class C.        --              --
  International Dividend Strategy Class I.        --              --
  International Dividend Strategy Class W.        --              --
  Japan Class A...........................      0.10              --
  Japan Class C...........................      0.10              --
  Japan Class W...........................      0.10              --

The International Dividend Strategy Fund and Japan Fund intend to make an election under Internal Revenue Code Section 853 to pass through foreign taxes paid by the Fund to its shareholders. The total amount of foreign taxes passed through to the shareholders for the fiscal year ended September 30, 2018 was $296,195 and $59,478, respectively. The gross foreign source income for the information reporting is $4,397,701 and $549,282, respectively.

For the year ended September 30, 2018, certain dividends paid by the following funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, the following represents the maximum amount that may be considered qualified dividend income:

                  Fund                               Income
                  ----                             ----------
                  International Dividend Strategy. $2,391,324
                  Japan...........................  1,819,884

        SunAmerica Equity Funds
        COMPARISONS: FUNDS vs. INDICES -- (unaudited)

As required by the Securities and Exchange Commission, the graphs on the following pages compare the performance of a $10,000 investment in the SunAmerica Equity Funds' portfolios to a similar investment in an index. Please note that "inception," as used herein, reflects the date on which a specific class of shares commenced operations. It is important to note that the SunAmerica Equity Funds are professionally managed mutual funds, while the indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only. The graphs present the performance of the largest class of that particular Fund. The performance of the other classes will vary based upon the difference in sales charges and fees assessed to shareholders of that class.

        SunAmerica Equity Funds
        COMPARISONS: FUNDS vs. INDICES -- (unaudited) (continued)

AIG International Dividend Strategy Fund

The AIG International Dividend Strategy Fund Class A shares returned -7.18% (before maximum sales charge) for the 12-month period ended September 30, 2018. The Fund underperformed its benchmark, the MSCI ACWI ex-U.S. (Net),/*/ which returned 1.76%/**/ during the same period. Importantly, however, the Fund's holdings had an average dividend yield as of September 30, 2018 of 5.40% compared to a 3.01% average dividend yield for the constituents of the MSCI ACWI ex-U.S. (Net).

The Fund seeks total return, including capital appreciation and current income, by investing primarily in high dividend-yielding equity securities of non-U.S. companies. Stocks are selected using a rules-based screening process based on dividend yield, profitability and valuation. The Fund's performance was adversely affected during the annual period by dislocations in the emerging markets and by rising interest rates, as these factors within the global equity markets were not in favor amid these conditions.

In terms of regional factors, the Fund's relative results were dampened most by having an overweight exposure to Turkey, by far the worst performing constituent of the MSCI ACWI ex-U.S. (Net) during the annual period. To a somewhat lesser extent, positioning in the U.K., Switzerland, Japan, France and Spain also detracted. These detractors were partially offset by positioning in Hong Kong, the Netherlands, Norway, Russia and Sweden, which contributed positively.

From a sector perspective, the primary drivers of underperformance during the annual period were having overweighted allocations to and weak stock selection in the poorly performing Consumer Discretionary and Telecommunication Services sectors. Stock selection among Financials, Industrials and Materials companies further hindered the Fund's relative results. Such detractors were only partially offset by the positive contributions made by effective stock selection in the Information Technology and Real Estate sectors and by having an underweight to the poorly performing Financials sector.

The top individual detractors from Fund performance during the annual period were Spanish consumer staples retailer Distribuidora Internacional de Alimentacion SA; Turkish petrochemicals manufacturer Petkim Petrokimya Holding AS; Turkish telecommunications company Turkcell Iletisim Hizmetleri AS; Danish jewelry retailer Pandora A/S; and Swiss human resource services provider Adecco Group AG. Individual stock holdings that contributed most positively to the Fund's relative performance during the annual period were Hong Kong-based energy and chemical company China Petroleum & Chemical Corporation Class H; Hong Kong-based technology hardware manufacturer Lenovo Group Limited; Netherlands-based food retailer Koninklijke Ahold Delhaize N.V.; Norwegian-based fish farming plant Marine Harvest ASA; and Taiwanese aluminum and magnesium die casting products manufacturer Catcher Technology Co., Ltd.

--------
Past performance is no guarantee of future results.

When investing internationally, the value of an investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities. Also, while the Fund seeks to invest in a wide range of countries, volatility in a single country or region in which the Fund invests a significant portion of its assets may affect performance. In addition, the markets of emerging market countries are typically more volatile and potentially less liquid than more developed markets. Stocks of small-cap companies, and to a lesser extent, mid-cap companies, may be more volatile than, and not as readily marketable as, those of larger companies.

The Fund employs a Disciplined Strategy and will not deviate from its strategy (except to the extent necessary to comply with federal tax laws or other applicable laws). If the Fund is committed to a strategy that is unsuccessful, the Fund will not meet its investment goal. Because the Fund will not use certain techniques available to other mutual funds to reduce stock market exposure, the Fund may be more susceptible to general market declines than other mutual funds.

* The MSCI ACWI (All Country World Index) ex-U.S. (Net) is a free float-adjusted market capitalization-weighted index designed to provide a broad measure of the global equity market performance of 45 developed and emerging markets throughout the world, excluding the U.S. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. Indices are not managed and an investor cannot invest directly into an index.
**All market returns are expressed in U.S. dollar terms unless specified otherwise.

The Fund's holdings are subject to change. Accordingly, securities listed may or may not be a part of current portfolio construction.

        SunAmerica Equity Funds
        COMPARISONS: FUNDS vs. INDICES -- (unaudited) (continued)

Over the past ten years, $10,000 invested in AIG International Dividend Strategy Fund Class A shares would be valued at $8,250 The same amount invested in securities mirroring the performance of the MSCI ACWI ex-U.S. (Net) would be valued at $16,577.


                                      [chart]

   Date           AIG International Dividend         MSCI ACWI ex-U.S. (Net)**
                       Strategy Class A#
----------        --------------------------         -------------------------
 9/30/2008                    9424                          10000.00
10/31/2008                    7182                           7798.11
11/30/2008                    6727                           7347.06
12/31/2008                    6957                           7765.65
 1/31/2009                    6248                           7079.36
 2/28/2009                    5734                           6418.68
 3/31/2009                    6069                           6933.87
 4/30/2009                    6770                           7878.76
 5/31/2009                    7798                           8945.43
 6/30/2009                    7681                           8846.92
 7/31/2009                    8336                           9711.94
 8/31/2009                    8499                          10071.39
 9/30/2009                    9021                          10588.64
10/31/2009                    8811                          10457.46
11/30/2009                    9224                          10757.19
12/31/2009                    9508                          10984.39
 1/31/2010                    8835                          10447.57
 2/28/2010                    8913                          10447.64
 3/31/2010                    9579                          11158.35
 4/30/2010                    9336                          11060.20
 5/31/2010                    8255                           9896.22
 6/30/2010                    7973                           9769.24
 7/31/2010                    8654                          10651.42
 8/31/2010                    8372                          10358.81
 9/30/2010                    9273                          11389.25
10/31/2010                    9704                          11777.24
11/30/2010                    9226                          11322.77
12/31/2010                    9932                          12209.43
 1/31/2011                   10042                          12329.58
 2/28/2011                   10261                          12654.37
 3/31/2011                   10308                          12625.26
 4/30/2011                   10786                          13242.08
 5/31/2011                   10512                          12860.14
 6/30/2011                   10324                          12673.59
 7/31/2011                   10183                          12500.62
 8/31/2011                    9149                          11429.39
 9/30/2011                    8052                          10157.87
10/31/2011                    8788                          11227.89
11/30/2011                    8514                          10654.91
12/31/2011                    8287                          10535.83
 1/31/2012                    8931                          11250.60
 2/29/2012                    9328                          11882.66
 3/31/2012                    9265                          11719.23
 4/30/2012                    9209                          11534.45
 5/31/2012                    8168                          10224.64
 6/30/2012                    8478                          10827.66
 7/31/2012                    8256                          10980.62
 8/31/2012                    8478                          11210.24
 9/30/2012                    8758                          11629.05
10/31/2012                    8622                          11674.25
11/30/2012                    8646                          11896.75
12/31/2012                    9206                          12309.01
 1/31/2013                    9492                          12809.46
 2/28/2013                    9313                          12673.94
 3/31/2013                    9011                          12699.28
 4/30/2013                    9247                          13166.07
 5/31/2013                    8823                          12861.49
 6/30/2013                    8404                          12303.74
 7/31/2013                    8835                          12842.56
 8/31/2013                    8860                          12665.40
 9/30/2013                    9567                          13545.30
10/31/2013                    9768                          14042.69
11/30/2013                    9642                          14066.75
12/31/2013                    9689                          14190.81
 1/31/2014                    9190                          13545.87
 2/28/2014                    9605                          14226.33
 3/31/2014                    9943                          14262.85
 4/30/2014                   10273                          14451.18
 5/31/2014                   10375                          14732.12
 6/30/2014                   10766                          14980.03
 7/31/2014                   10423                          14830.99
 8/31/2014                   10723                          14913.20
 9/30/2014                    9777                          14191.24
10/31/2014                    9406                          14050.74
11/30/2014                    9217                          14152.38
12/31/2014                    8522                          13642.10
 1/31/2015                    8331                          13621.89
 2/28/2015                    8678                          14350.18
 3/31/2015                    8435                          14118.21
 4/30/2015                    9077                          14831.41
 5/31/2015                    8713                          14599.87
 6/30/2015                    8483                          14192.52
 7/31/2015                    8133                          14153.09
 8/31/2015                    7510                          13071.33
 9/30/2015                    7114                          12465.25
10/31/2015                    7574                          13393.19
11/30/2015                    7317                          13116.74
12/31/2015                    7094                          12869.68
 1/31/2016                    6634                          11994.26
 2/29/2016                    6643                          11857.17
 3/31/2016                    7316                          12821.28
 4/30/2016                    7448                          13158.66
 5/31/2016                    7076                          12936.59
 6/30/2016                    7224                          12738.64
 7/31/2016                    7680                          13368.64
 8/31/2016                    7716                          13453.20
 9/30/2016                    7789                          13619.04
10/31/2016                    7663                          13423.23
11/30/2016                    7410                          13112.75
12/31/2016                    7636                          13448.21
 1/31/2017                    7845                          13924.61
 2/28/2017                    7982                          14146.61
 3/31/2017                    8273                          14505.28
 4/30/2017                    8519                          14815.76
 5/31/2017                    8792                          15296.56
 6/30/2017                    8713                          15344.04
 7/31/2017                    8887                          15909.62
 8/31/2017                    8822                          15992.83
 9/30/2017                    8888                          16289.71
10/31/2017                    8804                          16596.20
11/30/2017                    8683                          16731.01
12/31/2017                    8992                          17104.98
 1/31/2018                    9387                          18057.63
 2/28/2018                    9067                          17206.20
 3/31/2018                    8926                          16902.69
 4/30/2018                    8860                          17172.60
 5/31/2018                    8455                          16776.07
 6/30/2018                    8227                          16460.75
 7/31/2018                    8484                          16854.43
 8/31/2018                    8208                          16501.68
 9/30/2018                    8250                          16576.84


                        Class A           Class C++           Class W
                   ------------------ ------------------ ------------------
AIG International  Average            Average            Average
Dividend Strategy  Annual  Cumulative Annual  Cumulative Annual  Cumulative
     Fund#         Return   Return+   Return   Return+   Return   Return+
-----------------  ------- ---------- ------- ---------- ------- ----------
1 Year Return      -12.51%   -7.18%   -8.69%    -7.80%   -7.06%    -7.06%
---------------------------------------------------------------------------
5 Year Return       -4.07%  -13.77%   -3.55%   -16.52%      N/A       N/A
---------------------------------------------------------------------------
10 Year Return      -1.91%  -12.46%   -1.97%   -18.04%      N/A       N/A
---------------------------------------------------------------------------
Since Inception*    -0.01%    5.85%   -0.43%    -8.89%   -0.61%    -2.23%
---------------------------------------------------------------------------

+ Cumulative returns do not include sales load. If sales load had been included, the return would have been lower.
*  Inception date: Class A: 11/19/96; Class C: 03/06/97; Class W: 01/29/15.
# For the purposes of the graph, it has been assumed that the maximum sales charge of 5.75% of offering price, was deducted from the initial $10,000 investment in the Fund. For purposes of the average annual returns in the table, it has been assumed that the maximum sales charge with respect to the Class A shares was deducted from the initial investment in the Fund and that the CDSCs with respect to the Class C shares have been deducted, as applicable.
++ Effective February 23, 2004, Class II shares were redesignated as Class C shares.

For the 12 month period ended September 30, 2018, the AIG International Dividend Strategy Class A returned -12.51% compared to 1.76% for the MSCI ACWI ex-U.S. Index (Net). (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.)
--------
Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A: 5.75% Contingent Deferred Sales Charge (CDSC), Class C: 1.00% CDSC. The fund's daily net assets values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.safunds.com.

** The MSCI ACWI (All Country World Index) ex-U.S. (Net) is a free float-adjusted market capitalization-weighted index designed to provide a broad measure of the global equity market performance of 45 developed and emerging markets throughout the world, excluding the U.S. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. Indices are not managed and an investor cannot invest directly into an index.

        SunAmerica Equity Funds
        COMPARISONS: FUNDS vs. INDICES -- (unaudited) (continued)

AIG Japan Fund

The AIG Japan Fund Class A shares returned 0.34% (before maximum sales charge) for the 12-month period ended September 30, 2018. The Fund underperformed its benchmark, the MSCI Japan Index (Net),/*/ which returned 10.20% during the same period.

The Fund's relative underperformance during the annual period was driven primarily by challenged stock selection. We identify contrarian ideas wherein a stock price does not reflect, in our view, the intrinsic value of a company's fundamentals. This results in a value bias within the Fund's portfolio. Reflecting this bias, our approach may underperform in periods when markets are driven by shorter-term speculative factors.

More specifically, individual security selection was weakest in the Industrials, Information Technology, Consumer Staples, and Health Care sectors. Partially offsetting these detractors was effective stock selection in Consumer Discretionary, which contributed positively.

Sector allocation, a residual of our bottom-up stock selection process, also detracted from the Fund's relative results, albeit more modestly. An underweighted allocation to Health Care and a lack of exposure to Energy, the two strongest performing sectors in the MSCI Japan Index (Net) during the annual period, detracted significantly from relative returns. Having an overweighted allocation to Information Technology, one of the weakest sectors in the MSCI Japan Index (Net) during the annual period, also hurt. These detractors were only partially offset by the positive contributions made by having an underweighted exposure to Real Estate, the second weakest sector in the MSCI Japan Index (Net) during the annual period, and an overweighted exposure to Consumer Staples, which outperformed the MSCI Japan Index (Net) during the annual period.

The individual stocks that detracted from Fund performance most during the annual period were Toyo Tire & Rubber Co., Ltd., a leading tire maker in Japan; DeNA Co., Ltd., a social media, auction and shopping web sites operator; Mitsui Mining & Smelting Co., Ltd., primarily a non-ferrous metals producer; Kawasaki Heavy Industries Ltd., a transport equipment and industrial heavy machinery manufacturer; and NGK Insulators, Ltd., an industrial insulator and ceramics manufacturer. The top individual positive contributors to Fund performance during the annual period were Kyoritsu Maintenance Co., Ltd., a hotel and dormitory manager; Capcom Co., Ltd., a video game software developer; Suzuki Motor Corp., a leading Japanese car maker and motorcycle manufacturer; NGK Spark Plug Co., Ltd., a spark plug manufacturer; and JFE Holdings, Inc., a steel production and integrated engineering services company.

--------
Past performance is no guarantee of future results.

When investing internationally, the value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. Also, foreign securities may not be as liquid as domestic securities. In addition, the Fund's performance may be affected by the broader Asian region, which includes emerging markets. Emerging markets are typically more volatile than more developed markets. Stocks of small-cap companies, and to a lesser extent, mid-cap companies, may be more volatile than, and not as readily marketable as, those of larger companies.

Because the Fund concentrates its investments in Japan, the Fund's performance is expected to be closely tied to social, political and economic conditions of that country. As a result, the Fund is likely to be more volatile than more geographically diverse international funds.

*The MSCI Japan Index (Net) is a free float-adjusted market capitalization-weighted index that is designed to track the equity market performance of Japanese securities listed on Tokyo Stock Exchange, Osaka Stock Exchange, JASDAQ and Nagoya Stock Exchange. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. Indices are not managed and an investor cannot invest directly into an index.

The Fund is actively managed and its holdings are subject to change. Accordingly, securities listed may or may not be a part of current portfolio construction.

        SunAmerica Equity Funds
        COMPARISONS: FUNDS vs. INDICES -- (unaudited) (continued)

Over the past ten years, $10,000 invested in AIG Japan Fund Class A shares would be valued at $16,268. The same amount invested in securities mirroring the performance of the MSCI Japan Index (Net) would be valued at $17,835.

                                    [chart]

   Date           AIG Japan Class A#    MSCI Japan Index (Net)@
----------        ------------------    -----------------------
 9/30/2008               9424                 10000.00
10/31/2008               6983                  8521.77
11/30/2008               6689                  8415.60
12/31/2008               7131                  9099.49
 1/31/2009               6758                  8481.01
 2/28/2009               6193                  7430.88
 3/31/2009               6386                  7586.90
 4/30/2009               6860                  8317.20
 5/31/2009               7787                  9174.00
 6/30/2009               7889                  9335.33
 7/31/2009               8635                  9734.58
 8/31/2009               8872                 10117.64
 9/30/2009               9426                  9943.40
10/31/2009               9313                  9694.03
11/30/2009               9539                  9594.63
12/31/2009               9645                  9668.63
 1/31/2010               9411                  9852.16
 2/28/2010               9376                  9962.42
 3/31/2010               9856                 10459.95
 4/30/2010              10055                 10443.60
 5/31/2010               8943                  9599.05
 6/30/2010               8967                  9406.45
 7/31/2010               9856                  9741.30
 8/31/2010               9575                  9518.78
 9/30/2010              10652                  9954.48
10/31/2010              11062                 10157.55
11/30/2010              10758                 10371.06
12/31/2010              11672                 11161.13
 1/31/2011              11564                 11175.28
 2/28/2011              11732                 11684.86
 3/31/2011              11817                 10611.37
 4/30/2011              12346                 10650.07
 5/31/2011              12057                 10476.64
 6/30/2011              11913                 10630.11
 7/31/2011              11744                 11006.59
 8/31/2011              10529                 10112.00
 9/30/2011               9302                  9945.65
10/31/2011               9927                  9921.11
11/30/2011               9663                  9483.06
12/31/2011               9430                  9561.60
 1/31/2012               9857                  9993.86
 2/29/2012              10136                 10498.20
 3/31/2012              10254                 10638.69
 4/30/2012              10166                 10298.94
 5/31/2012               8945                  9379.57
 6/30/2012               9474                  9861.72
 7/31/2012               9342                  9626.22
 8/31/2012               9445                  9556.31
 9/30/2012               9430                  9778.58
10/31/2012               9327                  9595.47
11/30/2012               9518                  9823.32
12/31/2012               9788                 10343.73
 1/31/2013              10150                 10723.50
 2/28/2013              10315                 11009.41
 3/31/2013              10753                 11547.00
 4/30/2013              11718                 12559.76
 5/31/2013              10964                 11848.33
 6/30/2013              11492                 12055.46
 7/31/2013              11567                 12128.15
 8/31/2013              11296                 11867.19
 9/30/2013              12216                 12858.48
10/31/2013              12321                 12858.35
11/30/2013              12472                 13049.58
12/31/2013              12521                 13153.42
 1/31/2014              12090                 12645.95
 2/28/2014              12372                 12578.11
 3/31/2014              12273                 12416.14
 4/30/2014              12107                 12095.56
 5/31/2014              12488                 12584.68
 6/30/2014              13217                 13242.76
 7/31/2014              13051                 13319.43
 8/31/2014              12836                 13030.23
 9/30/2014              12803                 12937.56
10/31/2014              12836                 12768.95
11/30/2014              12422                 12808.14
12/31/2014              12174                 12624.40
 1/31/2015              12446                 12919.25
 2/28/2015              13226                 13703.17
 3/31/2015              13426                 13913.21
 4/30/2015              14134                 14405.96
 5/31/2015              14224                 14593.69
 6/30/2015              13988                 14343.46
 7/31/2015              14025                 14410.97
 8/31/2015              13118                 13573.43
 9/30/2015              12174                 12650.33
10/31/2015              13390                 13926.75
11/30/2015              13535                 13787.66
12/31/2015              13077                 13832.42
 1/31/2016              12385                 12694.63
 2/29/2016              11450                 12346.48
 3/31/2016              11861                 12930.55
 4/30/2016              11880                 13531.67
 5/31/2016              12385                 13391.14
 6/30/2016              11955                 13061.19
 7/31/2016              12778                 13907.78
 8/31/2016              13171                 13960.88
 9/30/2016              13545                 14184.44
10/31/2016              13770                 14371.59
11/30/2016              13190                 14024.97
12/31/2016              13429                 14161.06
 1/31/2017              13918                 14687.93
 2/28/2017              14519                 14852.16
 3/31/2017              14689                 14797.47
 4/30/2017              14783                 14952.72
 5/31/2017              15234                 15402.56
 6/30/2017              15497                 15565.94
 7/31/2017              15968                 15880.85
 8/31/2017              15892                 15872.66
 9/30/2017              16212                 16183.73
10/31/2017              17077                 16929.79
11/30/2017              17435                 17436.16
12/31/2017              17401                 17557.70
 1/31/2018              18089                 18362.39
 2/28/2018              17259                 18085.84
 3/31/2018              16895                 17703.98
 4/30/2018              16956                 17822.11
 5/31/2018              16389                 17646.55
 6/30/2018              15863                 17202.07
 7/31/2018              16167                 17270.76
 8/31/2018              16106                 17308.99
 9/30/2018              16268                 17834.82


                       Class A            Class C            Class W
                  ------------------ ------------------ ------------------
      AIG         Average            Average            Average
     Japan        Annual  Cumulative Annual  Cumulative Annual  Cumulative
     Fund#        Return   Return+   Return   Return+   Return   Return+
----------------- ------- ---------- ------- ---------- ------- ----------
1 Year Return     -5.47%     0.34%   -1.29%    -0.37%    0.57%     0.57%
--------------------------------------------------------------------------
5 Year Return      4.66%    33.17%    5.19%    28.79%      N/A       N/A
--------------------------------------------------------------------------
10 Year Return     4.99%    72.63%    4.91%    61.50%      N/A       N/A
--------------------------------------------------------------------------
Since Inception*   0.75%    16.42%    0.56%     7.23%    8.42%    12.43%
--------------------------------------------------------------------------

+Cumulative returns do not include sales load. If sales load had been included, the return would have been lower.
*Inception date: Class A and Class C: 05/02/06; Class W: 04/20/17.
#For the purposes of the graph, it has been assumed that the maximum sales charge of 5.75% of offering price, was deducted from the initial $10,000 investment in the Fund. For purposes of the average annual returns in the table, it has been assumed that the maximum sales charge with respect to the Class A shares was deducted from the initial investment in the Fund and that the CDSCs with respect to the Class C shares have been deducted, as applicable.

For the 12 month period ended September 30, 2018, the AIG Japan Class A returned -5.47% compared to 10.20% for the MSCI Japan Index (Net). (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.)
--------
Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A: 5.75% Contingent Deferred Sales Charge (CDSC), Class C: 1.00% CDSC. The fund's daily net assets values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.safunds.com.

@ The MSCI Japan Index (Net) is a free float-adjusted market capitalization-weighted index that is designed to track the equity market performance of Japanese securities listed on the Tokyo Stock Exchange, Osaka Stock Exchange, JASDAQ and Nagoya Stock Exchange. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. Indices are not managed and an investor cannot invest directly into an index.

AIG Funds

Harborside 5
185 Hudson Street, Suite 3300
Jersey City, NJ 07311

Trustees                   VOTING PROXIES ON TRUST    DELIVERY OF SHAREHOLDER
 Richard W. Grant          PORTFOLIO SECURITIES       DOCUMENTS
 Peter A. Harbeck          A description of the       The Funds have adopted a
 Dr. Judith L. Craven      policies and proce-dures   policy that allows them
 William F. Devin          that the Trust uses to     to send only one copy of
 Stephen J. Gutman         determine how to vote      a Fund's prospectus,
 Eileen A. Kamerick        proxies relating to        proxy material, annual
Officers                   secu-rities held in a      report and semi-annual
 John T. Genoy, President  Fund's portfolio which is  report (the "shareholder
   and Chief Executive     available in the Trust's   documents") to
   Officer                 Statement of Additional    shareholders with
 James Nichols, Vice       Information, may be        multiple accounts
   President               ob-tained without charge   residing at the same
 Gregory N. Bressler,      upon request, by calling   "household." This
   Secretary               (800) 858-8850. This       practice is called
 Christopher C. Joe,       in-formation is also       householding and reduces
   Chief Compliance        available from the EDGAR   Fund expenses, which
   Officer                 database on the U.S.       benefits you and other
 Gregory R. Kingston,      Secu-rities and Exchange   shareholders. Unless the
   Treasurer               Commission's website at    Funds receive
 Shawn Parry, Vice         http://www.sec.gov.        instructions to the
   President and           PROXY VOTING RECORD ON     con-trary, you will only
   Assistant Treasurer     SUNAMERICA EQUITY FUNDS    receive one copy of the
 Donna McManus, Vice       Information regarding how  shareholder documents.
   President and           SunAmer-ica Equity Funds   The Funds will continue
   Assistant Treasurer     voted proxies relating to  to household the
 Kathleen Fuentes, Chief   securities held in         share-holder documents
   Legal Officer and       SunAmerica Equity Funds    indefinitely, until we
   Assistant Secretary     during the most recent     are instructed otherwise.
 Matthew J. Hackethal,     twelve month period ended  If you do not wish to
   Anti-Money Laundering   June 30 is avail-able,     participate in
   Compliance Officer      once filed with the U.S.   householding, please
Investment Adviser         Securities and Exchange    contact Shareholder
 SunAmerica Asset          Commission, without        Services at (800)
   Management, LLC         charge, upon request, by   858-8850 ext. 6010 or
 Harborside 5              calling (800) 858-8850 or  send a written request
 185 Hudson Street, Suite  on the U.S. Securities     with your name, the name
   3300                    and Exchange Commission's  of your fund(s) and your
 Jersey City, NJ 07311     website at                 account number(s) to AIG
Distributor                http://www.sec.gov.        Funds c/o DST, P.O. Box
 AIG Capital Services,     DISCLOSURE OF QUARTERLY    219186, Kansas City MO,
   Inc.                    PORTFOLIO HOLDINGS         64121-9186. We will
 Harborside 5              The Trust is required to   resume in-dividual
 185 Hudson Street, Suite  file its com-plete         mailings for your account
   3300                    schedule of portfolio      within thirty (30) days
 Jersey City, NJ 07311     holdings with the U.S.     of receipt of your
Shareholder Servicing      Securities and Exchange    request.
Agent                      Commission for its first   This report is submitted
 AIG Fund Services, Inc.   and third fiscal quarters  solely for the general
 Harborside 5              on Form N-Q. The Trust's   information of
 185 Hudson Street, Suite  Forms N-Q are available    shareholders of the
   3300                    on the U.S. Securities     Funds. Distribution of
 Jersey City, NJ 07311     and Exchange Commission's  this report to persons
Custodian                  website at                 other than shareholders
 State Street Bank and     http://www.sec.gov. You    of the Funds is
   Trust Company           can also review and        authorized only in
 One Lincoln Street        obtain copies of the       con-nection with a
 Boston, MA 02110          Forms N-Q at the U.S.      currently effective
Transfer Agent             Securities and Exchange    pro-spectus, setting
 DST Asset Manager         Commission's Public        forth details of the
   Solutions, Inc.         Refer-ence Room in         Funds, which must precede
 303 W 11th Street         Washington, DC             or accom-pany this report.
 Kansas City, MO 64105     (information on the
                           operation of Pub-lic
                           Reference Room may be
                           obtained by calling
                           1-800-SEC-0330).

                                    [GRAPHIC]



Go Paperless!!

Did you know that you have the option to receive your shareholder reports online?

By choosing this convenient service, you will no longer receive paper copies of Fund documents such as annual reports, semi-annual reports, prospectuses and proxy statements in the mail. Instead, you are provided with quick and easy access to this information via the Internet.

Why Choose Electronic Delivery?

It's Quick -- Fund documents will be received faster than via traditional mail.

It's Convenient -- Elimination of bulky documents from personal files.

It's Cost Effective -- Reduction of your Fund's printing and mailing costs.

To sign up for electronic delivery, follow these simple steps:

                   1   Go to www.aig.com/funds

                   2   Click on the link to "Go Paperless!!"

The email address you provide will be kept strictly confidential. Once your enrollment has been processed, you will begin receiving email notifications when anything you receive electronically is available online.

You can return to www.aig.com/funds at any time to change your email address, edit your preferences or to cancel this service if you choose to resume physical delivery of your Fund documents.

Please note - this option is only available to accounts opened through the Funds.

For information on receiving this report online, see inside back cover.

AIG Funds are advised by SunAmerica Asset Management, LLC (SAAMCo) and distributed by AIG Capital Services, Inc. (ACS), Member FINRA. Harborside 5, 185 Hudson Street, Suite 3300, Jersey City, NJ 07311, 800-858-8850. SAAMCo and ACS are members of American International Group, Inc. (AIG).

This fund report must be preceded by or accompanied by a prospectus.

Investors should carefully consider a Fund's investment objectives, risks, charges and expenses before investing. The prospectus, containing this and other important information, can be obtained from your financial adviser, the AIG Funds Sales Desk at 800-858-8850, ext. 6003, or at aig.com/funds. Read the prospectus carefully before investing.

aig.com/funds

EQANN - 9/18


[LOGO]

Item 2.  Code of Ethics

         The SunAmerica Equity Funds (the "registrant") has adopted a Code of Ethics applicable to its Principal Executive and Principal Accounting Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (the Code"). During the fiscal year ended September 30, 2018, there were no reportable waivers or implicit waivers to a provision of the Code that applies to the registrant's Principal Executive and Principal Accounting Officers (the "Covered Officers").

Item 3.  Audit Committee Financial Expert.

         As of January 16, 2018, the registrant's Board of Trustees has determined that Eileen A. Kamerick, a Trustee of the registrant, qualifies as an audit committee financial expert, as defined in
         Item 3(b) of Form N-CSR. Ms. Kamerick is considered to be "independent" for purposes of Item 3(a)(2) of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

         (a)--(d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant's principal accountant were as follows:
                                                2017        2018
         (a) Audit Fees ....................$  112,460   $  115,835
         (b) Audit-Related Fees ............$        0   $        0
         (c) Tax Fees ......................$        0   $        0
         (d) All Other Fees ................$        0   $        0

         Audit Fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by the principal accountant in connection with statutory and regulatory filings.

         Aggregate fees billed to the investment adviser and Adviser Affiliates (as defined below in Item 4(e)) that are required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X for the last two fiscal years for services rendered by the registrant's principal accountant were as follows:

                                                2017              2018
         (b) Audit-Related Fees ............$         0       $         0
         (c) Tax Fees ......................$         0       $         0
         (d) All Other Fees ................$         0       $         0

    (e) (1) The registrant's audit committee pre-approves all audit services provided by the registrant's principal accountant for the registrant and all non-audit services provided by the registrant's principal accountant for the registrant, its investment adviser and any entity controlling, controlled by, or under common control with the investment adviser ("Adviser Affiliates") that provides ongoing services to the registrant, if the engagement by the investment adviser or Adviser Affiliate relates directly to the operations and financial reporting of the registrant. The audit committee has not presently established any pre-approval policies and procedures that permit the pre-approval of the above services other than by the full audit committee. Certain de minimis exceptions are allowed for non-audit services in accordance with Rule 2-01(c)(7)(i)(C) of Regulation S-X as set forth in the registrant's audit committee charter.

          (2) No services included in (b)-(d) above in connection with fees billed to the registrant or the investment adviser or Adviser Affiliates were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

    (f)  Not applicable.

    (g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant's principal accountant for non-audit services rendered to the registrant, its investment adviser, and Adviser Affiliates that provides ongoing services to the registrant for 2017 and 2018 were $0 and $0, respectively.

    (h)  Not applicable.

Item 5.  Audit Committee of Listed Registrants.

         Not applicable.

Item 6.  Investments.

         Included in Item 1 to the Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

         Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

         Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

         Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

         There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees that were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by 22(b)(15)) of Schedule 14A (17 CFR 240.14a-
         101), or this Item 10.

Item 11. Controls and Procedures.

     (a) An evaluation was performed within 90 days of the filing of this report, under the supervision and with the participation of the registrant's management, including the President and Treasurer, of the effectiveness of the design and operation of the registrant's disclosure controls and procedures (as defined under Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c))). Based on that evaluation, the registrant's management, including the President and Treasurer, concluded that the registrant's disclosure controls and procedures are effective.

     (b) There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d))) that occurred during the registrant's last fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal contro1 over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

         Not applicable.

Item 13. Exhibits.

     (a) (1) Code of Ethics applicable to its Principal Executive and Principle Accounting Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.406. Code of Ethics.

          (2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

          (3) Not applicable.

     (b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) and Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SunAmerica Equity Funds

By: /s/ John T. Genoy
    ------------------
    John T. Genoy
    President

Date: December 7, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ John T. Genoy
    -----------------
    John T. Genoy
    President

Date: December 7, 2018

By: /s/ Gregory R. Kingston
    -----------------------
    Gregory R. Kingston
    Treasurer

Date: December 7, 2018